UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-08649

EII Realty Securities Trust
(Exact name of registrant as specified in charter)

640 Fifth Avenue, 8th Floor New York, NY 10019
(Address of principal executive offices) (Zip code)

Richard J. Adler 640 Fifth Avenue, 8th Floor New York, NY 10019
(Name and address of agent for service)

registrant’s telephone number, including area code:   212-735-9500

Date of fiscal year end:  June 30

Date of reporting period:  December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

E.I.I. REALTY SECURITIES TRUST

Institutional Shares

DECEMBER 31, 2012

SEMI-ANNUAL REPORT

888-323-8912

E.I.I. REALTY SECURITIES TRUST

This report is submitted for the information of shareholders of E.I.I. Realty Securities Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. The prospectus includes more complete information regarding the Fund’s objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money. Fund shares are distributed by BNY Mellon Distributors, Inc. 760 Moore Rd., King of Prussia, PA 19406.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

December 31, 2012

(unaudited)

To Our Shareholders in the E.I.I. Realty Securities Fund:

For the six month period ended December 31, 2012, the E.I.I. Realty Securities fund rose 2.83% on a per share basis in line with the 2.74% for the FTSE/NAREIT Equity Index. For the calendar year ending December 31 the fund rose 17.23% compared to the Index gain of 18.06%.

2012 saw US REITs outperform the broader equity market (as measured by the S&P 500) for the fourth consecutive year. The 18.1% gain for the FTSE/NAREIT Equity Index exceeded the 16.0% for the S&P 500. While REITs lagged general equities for much of 2012, the property market surged in the final six weeks of the year as equity investment was hampered by the effects of Hurricane Sandy, the implications of a second Obama term, and the looming fiscal cliff. Amid this uncertainty, the S&P 500 declined -0.4% during the fourth quarter, and gained only 0.9% in December. US REITs, on the other hand, posted gains of 2.6% for Q4, and 3.7% in December.

The continuing strength in REITs dating back from the lows of the financial crisis in March 2009 is attributable to a number of factors. REITs were quick to de-lever, and rapidly established a cost-of-capital advantage relative to private real estate operators. They have been beneficiaries of the hyper-aggressive Federal Reserve monetary stimulus that has suppressed market yields. This has served to lower the cost of funding for REITs, as well as enhancing the attractiveness of REIT dividends in a yield-starved environment. Unlike single-family homes, the epicenter of the financial crisis, commercial real estate was not overbuilt, so operating results have been steadily positive.

One of the most significant developments for the economy in 2012 has been to finally achieve a bottoming in the housing markets. REITs have played a role in this process, as a number of major initiatives are underway to develop single family REITs, purchasing thousands of homes in many of the most depressed markets to be rented with achieving unlevered net operating income of over 7%. This has placed a floor under housing values. The first IPO of a single-family REIT occurred in December, and there should be a half dozen more by the end of 2013.

Early in 2012, we identified three potential catalysts for the REIT market: positive earnings revisions, M&A activity, and fund flows into the sector. Earnings revisions were not a major catalyst last year, but did contribute to the strong relative performance of the retail and storage sectors. Both property types beat earnings estimates and outperformed the group’s average total return by a wide margin. M&A activity was prevalent in the healthcare sector and the group modestly outperformed. However, REITs were the consolidators or acquirers, not the acquirees, and therefore raised substantial amounts of equity to fund their purchases. In the apartment sector, M&A turned out to be a negative catalyst as the Lehman estate changed direction and sold to a consortium of Equity Residential and AvalonBay. The significant underperformance of the apartment sector cannot, however, be totally attributed to the Archstone “overhang”. Investors climbed a wall of worry all year as the perception that the looming recovery in the single-family housing market would dent demand for rental housing.

We continue to believe that a stable housing market will lead to a more vibrant economy, which in turn, translates to solid demand for apartment rentals. M&A speculation within the apartment space may stick around for a while, and there are signs that apartment REIT Essex Properties may be accumulating a stake in its cross-town rival, BRE Properties.

The fund flow catalyst worked in favor of REITs for the better part of 2012 as demand for yield was a key macro theme and REITs were able to provide attractive income, stable cash-flow growth, improving credit quality and a hedge against future inflation. REITs performed especially well during the more uncertain times of the year. For example, at year end, when broader market fears were most elevated. Looking ahead, fund flows might not be as favorable toward REITs if concerns about the macro environment ease and investors risk appetite rises.

Property Analysis

Office. Leasing challenges persist in most US office markets. Anemic jobs growth coupled with tenants’ desire to use space more efficiently has weighed on the market. Not all markets are created equal, however. Technology, energy and media tenants have been expanding and, as a result, West Los Angeles, the San Francisco Bay Area, and Seattle are poised to outperform in 2013. Market prices in these areas reflect strong tenant demand, particularly from technology companies that have taken on materially larger blocks of space. Salesforce.com, for example, is now the second largest office user in the Bay

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

December 31, 2012

(unaudited)

Area. Additionally, in Manhattan, Midtown South has seen increased demand from technology and media companies that want to be in less traditional spaces. This has not, however, translated into demand in midtown or downtown which has historically been driven by the financial services industry. As layoffs in the sector persist, European banks are rumored to be planning additional staffing cuts. Meanwhile, we are seeing many larger, more traditional users of space opt for five-year renewals in lieu of moving. This saves them having to pay moving costs ahead of finalizing strategic headcount decisions. Finally, Washington DC continues to be slowed down by headwinds. Five out of six submarkets saw rent declines in 2012. The US Military Base Realignment and Closure Commission has caused large portions of suburban DC to face vacancies. As a result of these trends, we believe the west-coast markets are better positioned for growth and remain the areas where companies are most likely to beat FFO expectations for 2013. Additionally, we prefer to invest in companies that do not have large blocks of space that need to be filled in more traditional financial services markets. Demonstrating growth will be to justifying the low-cap rates in the Central Business District submarkets.

Our outlook for Office is mixed, and our focus for the fund will remain on stock picking and identifying individual company catalysts.

Apartments. The multi-family sector underperformed the equity REIT index, snapping a four-year trend, and delivering weighted average returns of 6.9% in 2012. The sector lagged both the equity REIT average of 18.1% and the S&P 500 at 14.1%. The main story — and perhaps the biggest headwind the industry faced in H2 2012 — was the Archstone sale to Equity Residential (EQR) and AvalonBay (AVB). The apartment sector had to absorb $3.3 billion of equity from the substantial offerings that both companies undertook to fund the deal. Lehman will own $3.8 billion of AVB and EQR equity and is free to start liquidating the position in late April.

The average 2012 same-store guidance for the apartment sector is: revenue +5.6%, expense +2.5%, and net operating income (NOI) +7.4%. Most markets surpassed prior peaks at some point during 2012. Top performers in 2013 are expected to be Essex Property Trust, Camden Property Trust, and Post Properties, on account of the strong fundamentals of their largest markets. Home Properties is expected to lag the group, given its significant exposure to the slowing and highly supply-driven Washington DC market. Equity Residential has already provided 2013 same-store revenue guidance of +4.0-5.0%. Despite the deceleration that we are already seeing in operating metrics, the 2013 same-store outlook could deliver a positive surprise for investors. Apartment REITs continue to run at high occupancy levels. Weighted average occupancy in Q3 2012 was 95.8%, +30 bps year-on-year (y/y) and +20bps sequentially. Occupancy still has the potential to tick up slightly, but the sector is not expected to benefit from another major increase in occupancy, and will most likely experience modest erosion over the next couple of years.

Given tough y/y comps, and the uncertain economic backdrop, worries over decelerating growth could continue to weigh on apartment REITs. Cap rates have moved lower and seem to have found a comfortable range between 4.0-5.0% for core properties in high barrier-to-entry markets, with some transactions executed at sub 4.0%. Low interest rates and increasing NOIs will continue to benefit apartment financing costs and support favorable asset values. Although it seems that rent growth peaked in 2012, relative to the other REIT sectors, investors seem to expect apartments to maintain better fundamentals in 2013. Supply is likely to be the biggest issue facing the sector, with markets such as Washington DC, San Jose, Dallas and Austin getting the most attention. In 2013, Southern California is expected to close the recovery gap with Northern California, Seattle and the major markets on the east coast. Forecasts anticipate the group’s 2013 revenue growth to be 4.5% and NOI growth of 5.2%.

Lodging. The fundamentals of the lodging sector remain intact, and macro headwinds have only marginally weighed on demand. Although demand has remained more resilient than anticipated, there is still concern that macro issues could have a more severe effect. According to SmithTravelResearch (STR), demand remained at 2.8% through November as Q4 lodging demand outpaced Q3 levels (which was the year’s softest quarter). Demand weakened temporarily after Hurricane Sandy, but the recovery effort appeared to spur a favorable increase. Supply growth rose 10 bps to 0.7%, which remains well below demand.

The only major hotel markets that have supply growth higher than the sector’s 2.0% long-term average are New Orleans and New York. Fundamentals should, however, remain healthy until at least 2014. Occupancy increased roughly 300 bps,

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

December 31, 2012

(unaudited)

according to STR. This is an improvement from the second quarter’s 100 bps increase. Average daily rate growth of approximately 4% was steady. The expectation is that the rate will grow 4-5% in 2013. Currently, the consensus is that revenue per available room (RevPAR) will increase 4.5-6.5% over the year. Also, the group could, in 2013, outperform for the first time since the financial crisis began.

In the private market, sentiment suggests that lodging investors are still pursuing low double-digit unlevered returns for core properties, with initial cap rates in the range of 5-7% for high-quality hotels in major markets. The transaction market is at a reasonable, but less than robust, level and is expected to stay in that range throughout 2013. Hotel lending has improved considerably in recent months, which should result in higher transaction activity. Regarding lending, the CMBS market continues to strengthen and issuances should rise this year. LTVs are still relatively low and debt yields remain stringent, however, a couple of recent anecdotes suggest that the relative spread for CMBS has improved 150-200 bps versus balance-sheet lenders over the past six months. Private buyers will likely grow more active on portfolio deals, but the lack of leverage indicates that REITs remain the likely buyers in single-asset transactions. After a volatile fourth quarter, REIT share prices have recovered to levels where issuing equity is an available option. An uptick in M&A activity remains a possibility, but the signals are mixed.

Storage. The storage sector benefits from strong fundamentals and is generally tracking the apartment sector. However, it should continue to benefit from less exposure to new supply. Absorption should continue to be positive. Third quarter y/y occupancy growth of 3.1% was well in excess of Q2 levels, which were already growing at the fastest rate of the past five years. Growth is generally slowing for class-A product and major markets — which has returned to the prior peak — but it is benefiting from increased interest from operators with relatively lower-quality portfolios. Rental-rate growth improved to 2.2% y/y as operators with limited vacancy increased rates more aggressively for existing customers and became less generous with concessions. For 2012, revenues are anticipated to have risen more than 5.0%, and are likely to surpass average growth for 2011. The expense forecast continues to fall with the rate has decelerating to 1.0%. The group’s same-store NOI forecast has doubled since the start of the year and now stands at 8.0%. Growth will likely decelerate in 2013, but less supply is helping to extend the peak of the cycle, relative to the apartment sector. Occupancy gains should slow, putting more emphasis on rate growth. Increases in real estate taxes will make it more difficult to suppress expense growth. That said, we still think that 5.0% NOI growth is achievable.

Unlevered returns for storage properties are approximately 7.5-8.5%. Initial cap rates for core properties seem to have settled in the 6.25-7.0% range, after dropping by as much as 50 bps during the past six months. New York assets can trade sub-6%, but they are the exception. Non-core asset cap rates are trading roughly 75-100 bps wider than core. Private-to-public consolidation will remain a theme in 2013 and beyond as REITs will continue to purchase local and regional operators that struggle to compete for tenants against the larger public companies that can invest more heavily in internet advertising.

Retail. Retailers surged through the key 2012 November/December holiday selling season with sales growth toward the high end, or slightly beating the modest 2.0-4.0% expected range. Retailers overall remain in a very healthy financial condition; a key investment consideration, in fact, will be what they will do with all the cash on their balance sheets. Several department-store retailers, however, continue to struggle, and the market could get more challenging in early 2013. The most notable potential laggards include mall-sector names JC Penney and Sears. However, without a significant retailer disruption, we expect that retailer demand for space will continue to drive occupancy gains, and healthy same-center net operating income growth over the year.

Sector fundamentals improved steadily with both mall and shopping center companies reporting improved occupancy of approximately 100 bps and healthy same-center NOI growth. Pricing flexibility also improved with mall-sector leasing spreads in the double digits and shopping-center spreads north of the mid-single digits. All told, the mall sector generated same-center NOI in excess of +4.5% (versus a historical range of +3.2%) and the shopping-center sector generated same-center NOI growth of +3.5% (versus a historical average of +1.7%). For 2013, we expect favorable fundamentals in the sector to remain intact. However, they may moderate from 2012 levels since last year saw demand for space rebound from the effects of the US financial crisis. We expect same-center NOI to range between 3-4% for the mall group and 2-3% for the shopping-center group.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

December 31, 2012

(unaudited)

Given highly liquid market conditions, cap rates have compressed. Taubman Centers undertook the most recent mall transaction when it bought additional interests in two high-quality malls for $514.6 million, at a 4.6% cap rate. For the shopping center names, cap rates for high-quality centers are in the mid-5% range or lower, and the B-type product is in the 6.5-7.5% plus range. Given the low cap rates, mall and shopping center companies are marketing lower-quality assets in an effort to improve the overall quality of their portfolios. The shopping-center group has been more active in this asset recycling, while the market for lower-quality malls is less defined. If this market solidifies, mall names such as Macerich —which is reported to be marketing a 17-mall portfolio — could benefit from recycling assets and redeploying the proceeds into high-quality investments and its developments.

Healthcare. Near-term government funding concerns for certain healthcare operators, such as nursing homes, remain an overhang on the healthcare REIT sector in 2013. The recent US congressional tax increase legislation pushed sequestration back two months. The current implementation date has now been rolled back from the beginning of February to the beginning of April with sequestration targeted to cut Medicare funding by 2%. However, there are fears that the funding cuts could be pushed up to four times higher as part of any agreement to reduce the US budget deficit. As a result, the 2% sequestration funding cut appears to be the most benign outcome.

The outlook for both senior housing and medical office building (MOB) portfolios are fairly optimistic. We have seen incremental occupancy gains in senior housing portfolios with modest rental-rate increases of between +2.5-3.5%. For 2013, we expect senior housing operators to generate same-center NOI growth of +4-5%. Healthcare REITs have also reported stable to improved occupancy in MOB portfolios in the 90% plus range and modest pricing flexibility, with rent spreads in the low to mid-single digits. Given probable near-term funding concerns for nursing-home operators, and a favorable outlook for senior housing and MOB portfolios, we continue to favor companies with limited nursing-home investments.

Overall deal flow in the space has remained robust. For example, Ventas Inc. reported total deal volume of $2.7 billion in 2012. Senior housing acquisition cap rates have ranged between 6.0% and 7.5%, while medical office building acquisitions have traded at a slightly higher range of 6.5-8.0%. We anticipate continued good deal volume in 2013.

Triple-Net and Mortgage REITs. Triple-Net REITs had a very strong 2012 with bellwether stocks producing outsized total returns. During the year, key performers included Realty Income (+20.3%) and National Retail Properties Trust (+ 24.8%). These results were a function of cap-rate compression, access to more efficient capital than private market peers, and a compression of spreads for high-yielding dividend stocks with safe payout ratios. We believe that the cap-rate compression has gone as far as possible for the bellwethers and, this year, it will be incumbent upon them to produce gains by acquiring properties accretively. This may prove to be more difficult than it has been in the past. Cap rates in the private triple-net sector have come in from more than 8% to inside of 6% for higher-quality investment grade tenants. Additionally, the access to debt capital to finance these purchases has increased. Whereas, public REITs had a large cost of capital advantage, the private market has narrowed the gap and is able to finance purchases with debt costs of 4% (or less). CMBS expectations should only increase the effects of private market competition. For the smaller players that tend to trade at discounted NAVs, we could see consolidation on the heels of the American Realty Capital Trust transaction or investors favoring smaller companies with more value opportunity.

We divide mortgage REITs (mREITs) into two categories: commercial and residential. On residential mREITs, we remain cautious. Lower interest rates have given rise to the competing forces of volatility and uncertainty. All things being equal, lower rates increase the book value of the holdings for mREITs but also increase the constant prepayments rates (CPRs) which shorten duration and raise prepayment risk. Additionally, political risk and improvements to housing are headwinds for the sector due to higher CPRs. This increase has caused a lot of variability in the cash flows of mREITs as the expectation for maintaining their dividends is cloudy at best.

For commercial mREITs, the environment appears far more favorable. Funding costs for the segment have dropped dramatically and we are starting to see them issue matched-funded financings either via the CMBS market or the CDO market. By matching the asset with the liability, the risk profile of these enterprises decreases. Additionally, the run-up in commercial property values has made their current book of loans and investments worth substantially more. Valuations, therefore, appear attractive, in our view. Finally, competition for junior debt is not as fierce as it is for senior debt (as there is

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

December 31, 2012

(unaudited)

still regulatory uncertainty for insurance companies and banks as to what they can hold and the capital requirements for holding mezzanine and other junior debt positions). As we have seen in the past, these advantages can quickly vanish as competition pours into this sub-sector but, for now, we are bullish on the ability of commercial mREITs to provide outsized investment gains.

Outlook

Conventional wisdom would tell us that, following a four-year run of spectacular returns, the REIT sector is due for a pause. In the latter half of 2012 the blue-chip REITs started to lag smaller companies by a fairly wide margin. This signals either a potential rotation within the group, or that generalist investors are perhaps losing some zest for the space. REITs were the ultimate safe-haven in an uncertain world, and they served investors well. 2013 could be a very different year: the global economy may finally move onto a more solid footing with fewer external shocks than was the case over the past few years. While the secular case for yield and the long-term case for REITs will continue, it is highly possible that, at least in the intermediate term, cash-flow growth and a propensity towards higher risk may take precedent over yield. Early this year, we saw much handwringing over the aggressive buying of fixed income securities by the Fed and private investors alike. While the Fed is expected to stay at the trough for at least the next year, it appears that private investors are exiting the party while the music is still playing. A material reversal in fund flows to the REIT sector may likely be a headwind this year, especially for the biggest names and constituents of the S&P 500.

We still expect REITs to deliver solid cash flow growth in 2013 (in the range of +7-8%), but that growth rates will start to moderate in 2014. Valuations are at the higher end of fair value, but at NAV premiums of +/- 10%, the warning lights are not yet flashing red. This may be the year when stock selection finally trumps sentiment, after several years of sentiment-driven, “risk-on/risk-off” trading.

The fundamental backdrop for the REIT sector will be favorable this year as many of the macro events retarding demand may finally be moving towards resolution. H1 could see some stress from Washington as the debt ceiling and the sequestration debate is dragged out until, at least, March.

Housing and energy are likely to be the big stories for the economy and, with both sectors moving in the right direction, the US could surprise to the upside. Both sectors are highly correlated to employment growth and consumption, so commercial real estate should share in the success.

Within the traditional property types, we expect some of the best growth to come out of the apartment and mall sectors. Within the smaller categories, student housing and storage look interesting. Apartment REITs are trading at discounts to NAV and should have the strongest cash flow growth rate in 2013. There is also a case for some multiple expansion. California will continue to achieve very strong rental-rate growth with Los Angeles, in particular, expected to be a standout market. Regional mall cash flow growth should also be above trend and, while absolute valuations are not as cheap as apartments, there is always potential for positive surprises.

Our overall expectation for 2013 is that REITs should achieve a total return of +8-10%. This assessment assumes property level fundamentals continue to exhibit modest improvement, commensurate with +2-2.5% real GDP growth. Multiples will remain constant with the potential for cap rates to rise in late 2013, as the likelihood that central banks will begin moderating stimulus starts to sink in.

We thank you for the confidence you have placed in us.

Sincerely,

Richard J. Adler

President

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund — Institutional Shares

December 31, 2012

(unaudited)

Comparison of Changes in the Value of a $1,000,000 Investment in E.I.I. Realty Securities Fund and the FTSE NAREIT Equity Index(1) and the Wilshire Real Estate Securities Index(1) From Inception (June 11, 1998) through December 31, 2012

An index is unmanaged and does not include account charges, fees and other expenses. You cannot invest directly into an index.

	Returns for the Periods Ended December 31, 2012 Average Annual Total Return
	Six Month	One Year	Five Years	Ten Years	Since Inception*
E.I.I. Realty Securities Fund	2.83%	17.23%	5.97%	11.90%	9.70%
FTSE NAREIT Equity Index(1)	2.74%	18.06%	5.45%	11.63%	9.63%
Wilshire Real Estate Securities Index(1)	2.36%	17.57%	5.08%	11.66%	9.73%

*	Inception date was June 11, 1998.
(1)	For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as “non-diversified” because it may devote a larger portion of its assets to single issues than a “diversified” fund. The Fund may invest in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross expense ratio is 1.30% as stated in the current prospectus.

The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

December 31, 2012

(unaudited)

To Our Shareholders in the E.I.I. International Property Fund:

For the six month period ended December 31, 2012 the E.I.I. International Property Fund rose 22.95% on a per share basis compared to an increase of 19.94% for the EPRA Developed ex-US Index. For the calendar year 2012 the fund returned 45.84% verses 38.57% for the index. Assets in the fund totaled $693 million at the end of the period.

Overview

The macro-economic and political issues that held markets back for much of the period and the calendar year included the US “fiscal cliff”, the continuing crisis in the Eurozone, China’s economic slowdown and Japan seemingly inexorable decline. However, they became less problematic for investors, as share prices in many key sectors surged sharply especially in the closing weeks of 2012. This investor optimism occurred despite the fact that with the exception of China’s recovery, which is now supported by actual data, the major issues confronting investors are not yet nearing resolution. Of these events, Japan’s surprise election of pro-growth (and pro-inflation) Prime Minister Shinzo Abe in mid-December was most heartening to global markets, and the property sector rose sharply in response in anticipation of more stimulus to the economy. Europe appears to be pulling back from the brink of its near-death experience and this has been manifest in the overall government bond markets as Spain, Portugal, Greece and Italy are now benefiting from substantially lower interest rates than at the peak of the crisis in early January 2012. The US began to deal with its “fiscal cliff” as the holiday season approached and this alone encouraged investor enthusiasm. Although the progress of these “improvements” is somewhat tenuous, the underlying economic data trends for most markets do point to a recovery in the global economy that would be further helped by real progress on the major issues facing the developed markets.

The property sector is attracting renewed investor interest for several reasons:

•	Improving economic fundamentals will spur rising demand in a supply-constrained environment, leading to a more accelerated rate of rental growth than would otherwise be expected.

•	Sustained periods of low-cost capital are favorable to capital-intensive assets like property.

•	Inflation may emerge due to rising global growth rates and excess liquidity, and real estate tends to benefit most in this environment, provided supply remains in check.

Amid the emergence of these favorable conditions, the property sector generally outperformed its broader market peers over the period and year. This outperformance was particularly evident in Japan, Singapore and the UK during the fourth quarter.

Asia

Japan. The Japanese market — both the property sector and the broader market equities — surged during the period on expectations that the incoming Abe government would force the central bank to become more accommodative. While this remains to be seen, the yen declined sharply during the period. The currency fell 10-12%, relative to the USD, as investors began to price in more easing measures, which will be most beneficial to export-oriented sectors. There was also more positive news for the property sector as demand for office space in Tokyo continued to support rising property valuations, and this was largely responsible for the continuing improvement in share prices. The positive trend was confirmed by the decline in office vacancy in Tokyo over the quarter (from 8.90% to 8.67%) signaling a steadily recovering office market environment . Notwithstanding the share price increases during recent months, discounts to NAV in this market are 20-25% due, in part, to the recovery in property valuations. Meanwhile, NAVs and earnings forecasts of property companies remain conservative and should see upgrades as the cycle recovers. From a valuation standpoint we have yet to factor in any rental rates increases, although it is becoming clear that rental rates are rising due to demand for better-quality buildings that have the highest resistance to earthquakes. Due to the shortage of higher quality office space, we also expect more development activity in the near future in response to increased demand; this potential upside has also not been factored into valuations. Unlike the Japanese development companies, JREITs are trading at 20% premiums to NAV and are raising cash to purchase new assets. While the new capital may not be dilutive, it will certainly not add significant value to the portfolios on the margin as they will be paying full price for their acquisitions and we expect JREIT share prices to weaken in response.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

December 31, 2012

(unaudited)

China/HK. China/HK property companies performed strongly on the back of rising demand for property as well as increased expectations of a Chinese economic recovery. During the period, macroeconomic data indicated that the Chinese economy had probably troughed in September and is now showing renewed signs of growth. Chinese residential developers benefited most from the change in sentiment that occurred during the third quarter as strong primary demand for housing caused these companies’ share prices to surge as much as 45% through year-end. As all of the top-quality developers reached their full-year sales targets by the middle of the fourth quarter, the most recent increase in sales activity suggests that demand for housing is not waning. The Hong Kong residential market, in contrast, experienced slowing demand and falling sentiment due to the implementation of a special buyers’ stamp duty of 15% for all foreign (including mainland Chinese) buyers as well as a special stamp-duty increase for shorter-term holding periods. The largest residential developers in Hong Kong experienced flat to declining share prices while their Chinese peers enjoyed record share price gains.

The general economic recovery in China has become increasingly evident in retail sales trends throughout the region and our continued emphasis on this property type has been beneficial to our investors. Hong Kong’s retail sales rose 9.5% in November, more than twice the expected level of 4.2%. While most of this improvement occurred late in the quarter, we expect this trend to continue as the retail specialist companies are trading at wider discounts to NAV than their other property peers. Unlike the residential market, which is more highly politicized, the commercial property sector is more dependent on normal market supply/demand dynamics, and the current shortage of supply is beginning to have a positive effect on rental rates. Commercial property companies are trading at 20-35% discounts relative to year-end expected NAVs. Although these valuations assume very modest future rental growth due to rising demand, the above estimate may be too low given the pace of shrinking supply. The long-term supply of office space is inadequate to meet demand and, as real-estate broker CBRE reports, the supply is also inadequate in terms of quality. While 8 million square feet are expected to be delivered through 2020, the estimate for future demand is more than twice that level. Office rents for the year declined from their peak levels by 6%, which was far below the anticipated 15-20% market declines forecast by most analysts. Retail rents continued their uptrend — rising 2.1% during the fourth quarter and 12% for the year — reflecting the severe shortage of space for this property type.

Singapore. Singapore’s property sector experienced a strong recovery in share prices as the economy avoided a technical recession, growing 1.8% (quarter-on-quarter) in the final three months of the year. It was also clear that demand for property remains very resilient and it continues to attract global capital for investment. Unemployment is at historically low levels and the fundamental strength of its neighbors — Thailand, Malaysia and Indonesia — is supporting economic growth despite the global slowdown. As with many of our markets, stock return dispersion was considerable during the period, ranging from 37% for Capitaland, the largest company in the region, to 12% for the nation’s largest industrial REIT. Residential demand has strengthened from first-time buyers as well as investors as low-interest rate environment has raised affordability. Developers with available inventory are taking advantage of the situation with recent property launches at all price points. After remaining largely flat for the first three quarters, private and public home prices re-accelerated by 1.8% and 2.5%, respectively, in the fourth quarter. This has worried the government and resulted in a new round of property cooling measures implemented in January 2013. The measures have raised the costs of purchasing for both investors and foreigners and lowered loan-to-value limits. While investor demand is expected to be crimped, the supply is also largely withdrawn as sellers are less willing to enter the market given the increased costs to repurchase. This ultimately favors the developers as they are able to maintain comfortable margins from the lower cost land bank, and their healthy balance sheets provide them with the ability to wait for improved market conditions. Prices are likely to stabilize given the still positive carry (rental rates relative to mortgage rates) while the record sales volume of 2012 is unlikely to be repeated.

Australia. Australia’s economic slowdown weighed on the property sector early in the period and was reflected in the number of housing finance commitments, which (excluding re-financings) fell for the fifth consecutive month, down 1.3% in November. Clearly, the housing sector remains in the doldrums (as it has been for most of the year) as supply continues to shrink well below equilibrium levels. China’s slowdown has finally begun to affect the mining sector in Australia, which has been the sole driver of the country’s economic activity. The effects of this are now reverberating through the rest of the Australian economy. The Reserve Bank of Australia finally succumbed to the stream of poor economic data by lowering rates 25bps to 3% and signaling its willingness to continue easing if necessary. This may have partly triggered the recovery in

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

December 31, 2012

(unaudited)

AREIT share prices — which rose 6.4% over the fourth quarter — despite less-than-stellar earnings expectations. AREITs are trading at attractive valuation levels (discounts to NAV of 5-10%) and provide well-covered dividend yields of 5-7%. Our favored companies in Australia — including Stockland and GPT — rose more than 9%, as compared with the benchmark rise of 6.4%. While the overall environment remains lackluster, foreign demand for Australian commercial property has increased on account of its much higher yield relative to global alternatives. This has also been supportive for AREITs in general.

Europe

Europe’s property sector has been largely sheltered from the region’s economic and political challenges as low interest rates, strong demand and falling supply continue to support share prices. As noted, the top-performing stocks in Europe were the pan-European retailers Klepierre and Unibail. While these companies might have been expected to suffer from the malaise in the wider economy, they have dominant positions in the under-supplied retail sector — which tends to perform well even during weak economic periods as retail tenants and shoppers have limited options. Internet sales are clearly having an impact on the overall market, but the better-quality operators, like Unibail, have managed to offset some of this impact by enhancing their retail offer.

The UK — mainly London — remains the “anti-Continent” investment opportunity and continues to attract global capital and occupiers. The more opportunistic West End developers, including Great Portland and Derwent London, which rose 9.3% and 7.7% respectively, continue to exploit their local-market advantage as well as the ongoing demand for reasonably priced office space. While they trade at 10-15% premiums to NAV, these companies are developing and selling projects at much better valuations than market expectations and look to continue to do so in the future. Foreign buyers also continue to support office price increases and, while this trend does not seem to be abating, we expect the pace of acquisition to slow in 2013. In the West End, investment volumes rose 25% for the year and city investment was at the highest level since 2007, with more than 70% of the investment coming from foreign buyers. City rents rose 3.6% during the quarter — the first increase in two years — led by insurance companies taking new space in some of the city’s latest developments. The West End has become the primary location for the TMT sectors, and this group accounted for 62% of the demand for office space in 2012 (according to CBRE). Retail space is clearly the hot commodity in this market (West End), particularly as demand exceeds 10 times the amount of high-quality space available. Office buildings and residential sites are being converted to retail to handle the surge in demand from global retailers who all want to have a presence in London (as much for marketing and advertising purposes as for actual sales). While it has been clear for several years that the property sector in London is performing well relative to the rest of the UK, at the end of the period there was some evidence that other large cities may be stabilizing. This new development could be spurred by recent data suggesting the housing sector throughout the UK has bottomed and may have started to recover.

Outlook

The fourth quarter’s sharp increase in property share prices somewhat mirrored the first quarter of the year with one major difference: the global economy is in better fundamental condition now than it was then as some of the key issues facing it have become mitigated or “resolved”. China’s economy was slowing during most of last year and is now showing clear signs of recovery. The US “fiscal cliff” has been averted, albeit for the short term, and Europe appears to have stabilized or is, at the very least, closer to resolving its structural and fiscal issues than it was in early 2012. Whereas the stock market surge in the first quarter appeared to be based on hope rather than reality, the fourth-quarter performance has a bit more reality than hope.

While global economic indicators appear to be improving, investors still face many issues over the coming year:

•

Japan’s Long Awaiting Recovery — too much hope? Optimism that Japan’s new government will finally re-ignite inflation and economic growth may have run ahead of reality and there could be disappointments in the future. The Bank of Japan will replace its governor in April and investors are hoping for a more “flexible” banker to take the top job — but this is far from certain. Will the pace of the yen’s exceed the improvement in overall share prices?

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

December 31, 2012

(unaudited)

•

Housing Policy Changes in Asia to Dampen Demand — early in the new year Singapore surprised the market with new tightening measures which immediately sent housing share prices down by as much as 10%. Chinese authorities may not move as quickly — as house price rises have been more subdued and affordability remains high — but we never know. Hong Kong and other Asian markets that have experienced rapidly rising home prices may also suffer policy risk to the downside.

•	Chinese Government Takes Over in March — This should be a positive development unless the pace of inflation and economic growth is sufficiently high to warrant more caution and less stimulus.

•

US Debt Ceiling and Budget Issues — Hopefully, the politicians will not implement programs that will disrupt the positive uptrend of the US economy and some investor uncertainty will be alleviated by the end of the quarter.

As seen during the fourth quarter, the appetite for risk, given low-yielding alternative investments — has led to rising share prices in spite of the issues facing the world economy. We would expect that any progress on the above issues will lead to further market gains. Most importantly for the property sector, any acceleration in economic growth will enhance the potential for increased rental rates in markets with relatively low supply and limited prospects for new development — i.e. most of the developed world.

We thank you for the confidence you have placed in us.

Sincerely,

Richard J. Adler

President

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund — Institutional Shares

December 31, 2012

(unaudited)

Comparison of Changes in the Value of a $1,000,000 Investment in E.I.I. International Property Fund, the FTSE EPRA / NAREIT Developed ex US Index(1) From Inception (July 1, 2004) through December 31, 2012

Note: (1)	FTSE EPRA / NAREIT Developed ex US Index in USD. An index is unmanaged and does not include account charges, fees and other expenses. You cannot invest directly into an index.

	Returns for the Periods Ended December 31, 2012 Average Annual Total Return
	Six Month	One Year	Five Years	Since Inception*
E.I.I. International Fund	22.95%	45.84%	1.35%	11.04%
FTSE EPRA / NAREIT Developed ex US Index(1)	19.94%	38.57%	-1.14%	8.96%

*	Inception date was July 1, 2004.
(1)	FTSE EPRA / NAREIT Developed ex US Index in USD.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as a ‘diversified’ fund. The Fund may invest in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross expense ratio is 1.04% as stated in the current prospectus.

The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

December 31, 2012

(unaudited)

To Our Shareholders in the E.I.I. Global Property Fund:

For the six month period ended December 31, 2012 the E.I.I. Global Property Fund rose 12.08% on a per share basis compared to an increase of 11.59% for the EPRA/NAREIT Developed Index. For the calendar year 2012 the fund returned 29.36% versus 28.65% for the index. Assets in the fund totaled $788 million at the end of the period.

Overview

The macro-economic and political issues that held markets back for much of the period and the calendar year included the US “fiscal cliff”, the continuing crisis in the Eurozone, China’s economic slowdown and Japan seemingly inexorable decline. However, they became less problematic for investors, as share prices in many key sectors surged sharply especially in the closing weeks of 2012. This investor optimism occurred despite the fact that with the exception of China’s recovery, which is now supported by actual data, the major issues confronting investors are not yet nearing resolution. Of these events, Japan’s surprise election of pro-growth (and pro-inflation) Prime Minister Shinzo Abe in mid-December was most heartening to global markets, and the property sector rose sharply in response in anticipation of more stimulus to the economy. Europe appears to be pulling back from the brink of its near-death experience and this has been manifest in the overall government bond markets as Spain, Portugal, Greece and Italy are now benefiting from substantially lower interest rates than at the peak of the crisis in early January 2012. The US began to deal with its “fiscal cliff” as the holiday season approached and this alone encouraged investor enthusiasm. Although the progress of these “improvements” is somewhat tenuous, the underlying economic data trends for most markets do point to a recovery in the global economy that would be further helped by real progress on the major issues facing the developed markets.

The property sector is attracting renewed investor interest for several reasons:

•	Improving economic fundamentals will spur rising demand in a supply-constrained environment, leading to a more accelerated rate of rental growth than would otherwise be expected.

•	Sustained periods of low-cost capital are favorable to capital-intensive assets like property.

•	Inflation may emerge due to rising global growth rates and excess liquidity, and real estate tends to benefit most in this environment, provided supply remains in check.

Amid the emergence of these favorable conditions, the property sector generally outperformed its broader market peers over the period and year. This outperformance was particularly evident in Japan, Singapore, UK, and the US during the fourth quarter.

Asia

Japan. The Japanese market — both the property sector and the broader market equities — surged during the period on expectations that the incoming Abe government would force the central bank to become more accommodative. While this remains to be seen, the yen declined sharply during the period. The currency fell 10-12%, relative to the USD, as investors began to price in more easing measures, which will be most beneficial to export-oriented sectors. There was also more positive news for the property sector as demand for office space in Tokyo continued to support rising property valuations, and this was largely responsible for the continuing improvement in share prices. The positive trend was confirmed by the decline in office vacancy in Tokyo over the quarter (from 8.90% to 8.67%) signaling a steadily recovering office market environment . Notwithstanding the share price increases during recent months, discounts to NAV in this market are 20-25% due, in part, to the recovery in property valuations. Meanwhile, NAVs and earnings forecasts of property companies remain conservative and should see upgrades as the cycle recovers. From a valuation standpoint we have yet to factor in any rental rates increases, although it is becoming clear that rental rates are rising due to demand for better-quality buildings that have the highest resistance to earthquakes. Due to the shortage of higher quality office space, we also expect more development activity in the near future in response to increased demand; this potential upside has also not been factored into valuations. Unlike the Japanese development companies, JREITs are trading at 20% premiums to NAV and are raising cash to purchase new assets.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2012

(unaudited)

While the new capital may not be dilutive, it will certainly not add significant value to the portfolios on the margin as they will be paying full price for their acquisitions and we expect JREIT share prices to weaken in response.

China/HK. China/HK property companies performed strongly on the back of rising demand for property as well as increased expectations of a Chinese economic recovery. During the period, macroeconomic data indicated that the Chinese economy had probably troughed in September and is now showing renewed signs of growth. Chinese residential developers benefited most from the change in sentiment that occurred during the third quarter as strong primary demand for housing caused these companies’ share prices to surge as much as 45% through year-end. As all of the top-quality developers reached their full-year sales targets by the middle of the fourth quarter, the most recent increase in sales activity suggests that demand for housing is not waning. The Hong Kong residential market, in contrast, experienced slowing demand and falling sentiment due to the implementation of a special buyers’ stamp duty of 15% for all foreign (including mainland Chinese) buyers as well as a special stamp-duty increase for shorter-term holding periods. The largest residential developers in Hong Kong experienced flat to declining share prices while their Chinese peers enjoyed record share price gains.

The general economic recovery in China has become increasingly evident in retail sales trends throughout the region and our continued emphasis on this property type has been beneficial to our investors. Hong Kong’s retail sales rose 9.5% in November, more than twice the expected level of 4.2%. While most of this improvement occurred late in the quarter, we expect this trend to continue as the retail specialist companies are trading at wider discounts to NAV than their other property peers. Unlike the residential market, which is more highly politicized, the commercial property sector is more dependent on normal market supply/demand dynamics, and the current shortage of supply is beginning to have a positive effect on rental rates. Commercial property companies are trading at 20-35% discounts relative to year-end expected NAVs. Although these valuations assume very modest future rental growth due to rising demand, the above estimate may be too low given the pace of shrinking supply. The long-term supply of office space is inadequate to meet demand and, as real-estate broker CBRE reports, the supply is also inadequate in terms of quality. While 8 million square feet are expected to be delivered through 2020, the estimate for future demand is more than twice that level. Office rents for the year declined from their peak levels by 6%, which was far below the anticipated 15-20% market declines forecast by most analysts. Retail rents continued their uptrend — rising 2.1% during the fourth quarter and 12% for the year — reflecting the severe shortage of space for this property type.

Singapore. Singapore’s property sector experienced a strong recovery in share prices as the economy avoided a technical recession, growing 1.8% (quarter-on-quarter) in the final three months of the year. It was also clear that demand for property remains very resilient and it continues to attract global capital for investment. Unemployment is at historically low levels and the fundamental strength of its neighbors — Thailand, Malaysia and Indonesia — is supporting economic growth despite the global slowdown. As with many of our markets, stock return dispersion was considerable in the period, ranging from 37% for Capitaland, the largest company in the region, to 12% for the nation’s largest industrial REIT. Residential demand has strengthened from first-time buyers as well as investors as low-interest rate environment has raised affordability. Developers with available inventory are taking advantage of the situation with recent property launches at all price points. After remaining largely flat for the first three quarters, private and public home prices re-accelerated by 1.8% and 2.5%, respectively, in the fourth quarter. This has worried the government and resulted in a new round of property cooling measures implemented in January 2013. The measures have raised the costs of purchasing for both investors and foreigners and lowered loan-to-value limits. While investor demand is expected to be crimped, the supply is also largely withdrawn as sellers are less willing to enter the market given the increased costs to repurchase. This ultimately favors the developers as they are able to maintain comfortable margins from the lower cost land bank, and their healthy balance sheets provide them with the ability to wait for improved market conditions. Prices are likely to stabilize given the still positive carry (rental rates relative to mortgage rates) while the record sales volume of 2012 is unlikely to be repeated.

Australia. Australia’s economic slowdown weighed on the property sector early in the period and was reflected in the number of housing finance commitments, which (excluding re-financings) fell for the fifth consecutive month, down 1.3% in November. Clearly, the housing sector remains in the doldrums (as it has been for most of the year) as supply continues to shrink well below equilibrium levels. China’s slowdown has finally begun to affect the mining sector in Australia, which has been the sole driver of the country’s economic activity. The effects of this are now reverberating through the rest of the

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2012

(unaudited)

Australian economy. The Reserve Bank of Australia finally succumbed to the stream of poor economic data by lowering rates 25bps to 3% and signaling its willingness to continue easing if necessary. This may have partly triggered the recovery in AREIT share prices — which rose 6.4% over the fourth quarter — despite less-than-stellar earnings expectations. AREITs are trading at attractive valuation levels (discounts to NAV of 5-10%) and provide well-covered dividend yields of 5-7%. Our favored companies in Australia — including Stockland and GPT — rose more than 9%, as compared with the benchmark rise of 6.4%. While the overall environment remains lackluster, foreign demand for Australian commercial property has increased on account of its much higher yield relative to global alternatives. This has also been supportive for AREITs in general.

Europe

Europe’s property sector has been largely sheltered from the region’s economic and political challenges as low interest rates, strong demand and falling supply continue to support share prices. As noted, the top-performing stocks in Europe were the pan-European retailers Klepierre and Unibail. While these companies might have been expected to suffer from the malaise in the wider economy, they have dominant positions in the under-supplied retail sector — which tends to perform well even during weak economic periods as retail tenants and shoppers have limited options. Internet sales are clearly having an impact on the overall market, but the better-quality operators, like Unibail, have managed to offset some of this impact by enhancing their retail offer.

The UK — mainly London — remains the “anti-Continent” investment opportunity and continues to attract global capital and occupiers. The more opportunistic West End developers, including Great Portland and Derwent London, which rose 9.3% and 7.7% respectively, continue to exploit their local-market advantage as well as the ongoing demand for reasonably priced office space. While they trade at 10-15% premiums to NAV, these companies are developing and selling projects at much better valuations than market expectations and look to continue to do so in the future. Foreign buyers also continue to support office price increases and, while this trend does not seem to be abating, we expect the pace of acquisition to slow in 2013. In the West End, investment volumes rose 25% for the year and city investment was at the highest level since 2007, with more than 70% of the investment coming from foreign buyers. City rents rose 3.6% during the fourth quarter — the first increase in two years — led by insurance companies taking new space in some of the city’s latest developments. The West End has become the primary location for the TMT sectors, and this group accounted for 62% of the demand for office space in 2012 (according to CBRE). Retail space is clearly the hot commodity in this market (West End), particularly as demand exceeds 10 times the amount of high-quality space available. Office buildings and residential sites are being converted to retail to handle the surge in demand from global retailers who all want to have a presence in London (as much for marketing and advertising purposes as for actual sales). While it has been clear for several years that the property sector in London is performing well relative to the rest of the UK, at the end of the period there was some evidence that other large cities may be stabilizing. This new development could be spurred by recent data suggesting the housing sector throughout the UK has bottomed and may have started to recover.

US

Office. Leasing challenges persist in most US office markets. Anemic jobs growth coupled with tenants’ desire to use space more efficiently has weighed on the market. Not all markets are created equal, however. Technology, energy and media tenants have been expanding and, as a result, West Los Angeles, the San Francisco Bay Area, and Seattle are poised to outperform in 2013. Market prices in these areas reflect strong tenant demand, particularly from technology companies that have taken on materially larger blocks of space. Salesforce.com, for example, is now the second largest office user in the Bay Area. Additionally, in Manhattan, Midtown South has seen increased demand from technology and media companies that want to be in less traditional spaces. This has not, however, translated into demand in midtown or downtown which has historically been driven by the financial services industry. As layoffs in the sector persist, European banks are rumored to be planning additional staffing cuts. Meanwhile, we are seeing many larger, more traditional users of space opt for five-year renewals in lieu of moving. This saves them having to pay moving costs ahead of finalizing strategic headcount decisions. Finally, Washington DC continues to be slowed down by headwinds. Five out of six submarkets saw rent declines in 2012.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2012

(unaudited)

The US Military Base Realignment and Closure Commission has caused large portions of suburban DC to face vacancies. As a result of these trends, we believe the west-coast markets are better positioned for growth and remain the areas where companies are most likely to beat FFO expectations for 2013. Additionally, we prefer to invest in companies that do not have large blocks of space that need to be filled in more traditional financial services markets. Demonstrating growth will be to justifying the low-cap rates in the Central Business District submarkets.

Apartments. The multi-family sector underperformed the equity REIT index, snapping a four-year trend, and delivering weighted average returns of 6.9% in 2012. The sector lagged both the equity REIT average of 18.1% and the S&P 500 at 14.1%. The main story — and perhaps the biggest headwind the industry faced in H2 2012 — was the Archstone sale to Equity Residential (EQR) and AvalonBay (AVB). The apartment sector had to absorb $3.3 billion of equity from the substantial offerings that both companies undertook to fund the deal. Lehman will own $3.8 billion of AVB and EQR equity and is free to start liquidating the position in late April.

The average 2012 same-store guidance for the apartment sector is: revenue +5.6%, expense +2.5%, and net operating income (NOI) +7.4%. Most markets surpassed prior peaks at some point during 2012. Apartment REITs continue to run at high occupancy levels. Weighted average occupancy in Q3 2012 was 95.8%, +30 bps year-on-year (y/y) and +20bps sequentially. Occupancy still has the potential to tick up slightly, but the sector is not expected to benefit from another major increase in occupancy, and will most likely experience modest erosion over the next couple of years.

Given tough y/y comps, and the uncertain economic backdrop, worries over decelerating growth could continue to weigh on apartment REITs. Cap rates have moved lower and seem to have found a comfortable range between 4.0-5.0% for core properties in high barrier-to-entry markets, with some transactions executed at sub 4.0%. Low interest rates and increasing NOIs will continue to benefit apartment financing costs and support favorable asset values. Although it seems that rent growth peaked in 2012, relative to the other REIT sectors, investors seem to expect apartments to maintain better fundamentals in 2013. Supply is likely to be the biggest issue facing the sector, with markets such as Washington DC, San Jose, Dallas and Austin getting the most attention. In 2013, Southern California is expected to close the recovery gap with Northern California, Seattle and the major markets on the east coast. Forecasts anticipate the group’s 2013 revenue growth to be 4.5% and NOI growth of 5.2%.

Lodging. The fundamentals of the lodging sector remain intact, and macro headwinds have only marginally weighed on demand. Although demand has remained more resilient than anticipated, there is still concern that macro issues could have a more severe effect. According to SmithTravelResearch (STR), demand remained at 2.8% through November as Q4 lodging demand outpaced Q3 levels (which was the year’s softest quarter). Demand weakened temporarily after Hurricane Sandy, but the recovery effort appeared to spur a favorable increase. Supply growth rose 10 bps to 0.7%, which remains well below demand.

The only major hotel markets that have supply growth higher than the sector’s 2.0% long-term average are New Orleans and New York. Fundamentals should, however, remain healthy until at least 2014. Occupancy increased roughly 300 bps, according to STR. This is an improvement from the second quarter’s 100 bps increase. Average daily rate growth of approximately 4% was steady. The expectation is that the rate will grow 4-5% in 2013. Currently, the consensus is that revenue per available room (RevPAR) will increase 4.5-6.5% over the year. Also, the group could, in 2013, outperform for the first time since the financial crisis began.

In the private market, sentiment suggests that lodging investors are still pursuing low double-digit unlevered returns for core properties, with initial cap rates in the range of 5-7% for high-quality hotels in major markets. The transaction market is at a reasonable, but less than robust, level and is expected to stay in that range throughout 2013. Hotel lending has improved considerably in recent months, which should result in higher transaction activity. Regarding lending, the CMBS market continues to strengthen and issuances should rise this year. LTVs are still relatively low and debt yields remain stringent, however, a couple of recent anecdotes suggest that the relative spread for CMBS has improved 150-200 bps versus balance-sheet lenders over the past six months. Private buyers will likely grow more active on portfolio deals, but the lack of leverage indicates that REITs remain the likely buyers in single-asset transactions. After a volatile fourth quarter, REIT share prices

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2012

(unaudited)

have recovered to levels where issuing equity is an available option. An uptick in M&A activity remains a possibility, but the signals are mixed.

Storage. The storage sector benefits from strong fundamentals and is generally tracking the apartment sector. However, it should continue to benefit from less exposure to new supply. Absorption should continue to be positive. Third quarter y/y occupancy growth of 3.1% was well in excess of Q2 levels, which were already growing at the fastest rate of the past five years. Growth is generally slowing for class-A product and major markets — which has returned to the prior peak — but it is benefiting from increased interest from operators with relatively lower-quality portfolios. Rental-rate growth improved to 2.2% y/y as operators with limited vacancy increased rates more aggressively for existing customers and became less generous with concessions. For 2012, revenues are anticipated to have risen more than 5.0%, and are likely to surpass average growth for 2011. The expense forecast continues to fall with the rate has decelerating to 1.0%. The group’s same-store NOI forecast has doubled since the start of the year and now stands at 8.0%. Growth will likely decelerate in 2013, but less supply is helping to extend the peak of the cycle, relative to the apartment sector. Occupancy gains should slow, putting more emphasis on rate growth. Increases in real estate taxes will make it more difficult to suppress expense growth. That said, we still think that 5.0% NOI growth is achievable.

Unlevered returns for storage properties are approximately 7.5-8.5%. Initial cap rates for core properties seem to have settled in the 6.25-7.0% range, after dropping by as much as 50 bps during the past six months. New York assets can trade sub-6%, but they are the exception. Non-core asset cap rates are trading roughly 75-100 bps wider than core. Private-to-public consolidation will remain a theme in 2013 and beyond as REITs will continue to purchase local and regional operators that struggle to compete for tenants against the larger public companies that can invest more heavily in internet advertising.

Retail. Retailers surged through the key 2012 November/December holiday selling season with sales growth toward the high end, or slightly beating the modest 2.0-4.0% expected range. Retailers overall remain in a very healthy financial condition; a key investment consideration, in fact, will be what they will do with all the cash on their balance sheets. Several department-store retailers, however, continue to struggle, and the market could get more challenging in early 2013. The most notable potential laggards include mall-sector names JC Penney and Sears. However, without a significant retailer disruption, we expect that retailer demand for space will continue to drive occupancy gains, and healthy same-center net operating income growth over the year.

Sector fundamentals improved steadily with both mall and shopping center companies reporting improved occupancy of approximately 100 bps and healthy same-center NOI growth. Pricing flexibility also improved with mall-sector leasing spreads in the double digits and shopping-center spreads north of the mid-single digits. All told, the mall sector generated same-center NOI in excess of +4.5% (versus a historical range of +3.2%) and the shopping-center sector generated same-center NOI growth of +3.5% (versus a historical average of +1.7%). For 2013, we expect favorable fundamentals in the sector to remain intact. However, they may moderate from 2012 levels since last year saw demand for space rebound from the effects of the US financial crisis. We expect same-center NOI to range between 3-4% for the mall group and 2-3% for the shopping-center group.

Given highly liquid market conditions, cap rates have compressed. Taubman Centers undertook the most recent mall transaction when it bought additional interests in two high-quality malls for $514.6 million, at a 4.6% cap rate. For the shopping center names, cap rates for high-quality centers are in the mid-5% range or lower, and the B-type product is in the 6.5-7.5% plus range. Given the low cap rates, mall and shopping center companies are marketing lower-quality assets in an effort to improve the overall quality of their portfolios. The shopping-center group has been more active in this asset recycling, while the market for lower-quality malls is less defined. If this market solidifies, mall names such as Macerich —which is reported to be marketing a 17-mall portfolio — could benefit from recycling assets and redeploying the proceeds into high-quality investments and its developments.

Healthcare. Near-term government funding concerns for certain healthcare operators, such as nursing homes, remain an overhang on the healthcare REIT sector in 2013. The recent US congressional tax increase legislation pushed sequestration back two months. The current implementation date has now been rolled back from the beginning of February to the beginning of April with sequestration targeted to cut Medicare funding by 2%. However, there are fears that the funding cuts could be

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2012

(unaudited)

pushed up to four times higher as part of any agreement to reduce the US budget deficit. As a result, the 2% sequestration funding cut appears to be the most benign outcome.

The outlook for both senior housing and medical office building (MOB) portfolios are fairly optimistic. We have seen incremental occupancy gains in senior housing portfolios with modest rental-rate increases of between +2.5-3.5%. For 2013, we expect senior housing operators to generate same-center NOI growth of +4-5%. Healthcare REITs have also reported stable to improved occupancy in MOB portfolios in the 90% plus range and modest pricing flexibility, with rent spreads in the low to mid-single digits. Given probable near-term funding concerns for nursing-home operators, and a favorable outlook for senior housing and MOB portfolios, we continue to favor companies with limited nursing-home investments.

Overall deal flow in the space has remained robust. For example, Ventas Inc. reported total deal volume of $2.7 billion in 2012. Senior housing acquisition cap rates have ranged between 6.0% and 7.5%, while medical office building acquisitions have traded at a slightly higher range of 6.5-8.0%. We anticipate continued good deal volume in 2013.

Triple-Net and Mortgage REITs. Triple-Net REITs had a very strong 2012 with bellwether stocks producing outsized total returns. During the year, key performers included Realty Income (+20.3%) and National Retail Properties Trust (+ 24.8%). These results were a function of cap-rate compression, access to more efficient capital than private market peers, and a compression of spreads for high-yielding dividend stocks with safe payout ratios. We believe that the cap-rate compression has gone as far as possible for the bellwethers and, in 2013, it will be incumbent upon them to produce gains by acquiring properties accretively. This may prove to be more difficult than it has been in the past. Cap rates in the private triple-net sector have come in from more than 8% to inside of 6% for higher-quality investment grade tenants. Additionally, the access to debt capital to finance these purchases has increased. Whereas, public REITs had a large cost of capital advantage, the private market has narrowed the gap and is able to finance purchases with debt costs of 4% (or less). CMBS expectations should only increase the effects of private market competition. For the smaller players that tend to trade at discounted NAVs, we could see consolidation on the heels of the American Realty Capital Trust transaction or investors favoring smaller companies with more value opportunity.

We divide mortgage REITs (mREITs) into two categories: commercial and residential. On residential mREITs, we remain cautious. Lower interest rates have given rise to the competing forces of volatility and uncertainty. All things being equal, lower rates increase the book value of the holdings for mREITs but also increase the constant prepayments rates (CPRs) which shorten duration and raise prepayment risk. Additionally, political risk and improvements to housing are headwinds for the sector due to higher CPRs. This increase has caused a lot of variability in the cash flows of mREITs as the expectation for maintaining their dividends is cloudy at best.

For commercial mREITs, the environment appears far more favorable. Funding costs for the segment have dropped dramatically and we are starting to see them issue matched-funded financings either via the CMBS market or the CDO market. By matching the asset with the liability, the risk profile of these enterprises decreases. Additionally, the run-up in commercial property values has made their current book of loans and investments worth substantially more. Valuations, therefore, appear attractive, in our view. Finally, competition for junior debt is not as fierce as it is for senior debt (as there is still regulatory uncertainty for insurance companies and banks as to what they can hold and the capital requirements for holding mezzanine and other junior debt positions). As we have seen in the past, these advantages can quickly vanish as competition pours into this sub-sector but, for now, we are bullish on the ability of commercial mREITs to provide outsized investment gains.

Outlook

The fourth quarter’s sharp increase in property share prices somewhat mirrored the first quarter of the year with one major difference: the global economy is in better fundamental condition now than it was then as some of the key issues facing it have become mitigated or “resolved”. China’s economy was slowing during most of last year and is now showing clear signs of recovery. The US “fiscal cliff” has been averted, albeit for the short term, and Europe appears to have stabilized or is, at the very least, closer to resolving its structural and fiscal issues than it was in early 2012. Whereas the stock market surge in the first quarter appeared to be based on hope rather than reality, the fourth-quarter performance has a bit more reality than hope.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2012

(unaudited)

While global economic indicators appear to be improving, investors still face many issues over the coming year:

•

Japan’s Long Awaiting Recovery — too much hope? Optimism that Japan’s new government will finally re-ignite inflation and economic growth may have run ahead of reality and there could be disappointments in the future. The Bank of Japan will replace its governor in April and investors are hoping for a more “flexible” banker to take the top job — but this is far from certain. Will the pace of the yen’s exceed the improvement in overall share prices?

•

Housing Policy Changes in Asia to Dampen Demand — early in the new year Singapore surprised the market with new tightening measures which immediately sent housing share prices down by as much as 10%. Chinese authorities may not move as quickly — as house price rises have been more subdued and affordability remains high — but we never know. Hong Kong and other Asian markets that have experienced rapidly rising home prices may also suffer policy risk to the downside.

•	Chinese Government Takes Over in March — This should be a positive development unless the pace of inflation and economic growth is sufficiently high to warrant more caution and less stimulus.

•

US Debt Ceiling and Budget Issues — Hopefully, the politicians will not implement programs that will disrupt the positive uptrend of the US economy and some investor uncertainty will be alleviated by the end of the quarter.

As seen during the fourth quarter, the appetite for risk, given low-yielding alternative investments — has led to rising share prices in spite of the issues facing the world economy. We would expect that any progress on the above issues will lead to further market gains. Most importantly for the property sector, any acceleration in economic growth will enhance the potential for increased rental rates in markets with relatively low supply and limited prospects for new development — i.e. most of the developed world.

Within the US housing and energy are likely to be the big stories for the economy and, with both sectors moving in the right direction, the US could surprise to the upside. Both sectors are highly correlated to employment growth and consumption, so commercial real estate should share in the success.

Within the traditional property types, we expect some of the best growth to come out of the apartment and mall sectors. Within the smaller categories, student housing and storage look interesting. Apartment REITs are trading at discounts to NAV and should have the strongest cash flow growth rate in 2013. There is also a case for some multiple expansion. California will continue to achieve very strong rental-rate growth with Los Angeles, in particular, expected to be a standout market. Regional mall cash flow growth should also be above trend and, while absolute valuations are not as cheap as apartments, there is always potential for positive surprises.

Our overall expectation for 2013 is that US REITs should achieve a total return of +8-10%. This assessment assumes property level fundamentals continue to exhibit modest improvement, commensurate with +2-2.5% real GDP growth. Multiples will remain constant with the potential for cap rates to rise in late 2013, as the likelihood that central banks will begin moderating stimulus starts to sink in.

We thank you for the confidence you have placed in us.

Sincerely,

Richard J. Adler

President

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund — Institutional Shares

December 31, 2012

(unaudited)

Comparison of Changes in the Value of a $1,000,000 Investment in E.I.I. Global Property Fund and the FTSE EPRA / NAREIT Developed Index From Inception (February 1, 2007) through December 31 2012

Note: (1)	FTSE EPRA / NAREIT Developed Index in USD. An index is unmanaged and does not take into account charges, fees and other expenses. You cannot invest directly into an index.

	Returns for the Periods Ended December 31, 2012 Average Annual Total Return
	Six Month	One Year	Five Years	Since Inception*
E.I.I. Global Property Fund	12.08%	29.36%	2.36%	-0.76%
FTSE EPRA / NAREIT Developed Index(1)	11.59%	28.65%	1.07%	-1.30%

*	Inception date was February 1, 2007.
(1)	FTSE EPRA / NAREIT Developed Index in USD.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as a ‘diversified‘ fund. The Fund may invest in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross expense ratio is 1.02% as stated in the current prospectus.

The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST EXPENSE TABLE

(unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing cost of investing in other mutual funds.

The Example below is based on an investment of $1,000,000 invested at the beginning of the period and held for the entire period.

The line entitled “Actual Fund Return,” provides information about actual account values and actual expenses. This information, together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000,000 (for example, an $8,600,000 account value divided by $1,000,000 = 8.60) and multiply the cost shown for your share class in the row entitled “Expenses Paid During Period” to estimate the expenses incurred on your account during this period.

The line entitled “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing cost of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different Funds. In addition, if these transactional costs were included, your cost would have been higher.

Disclosure of Fund Expenses

	For the Period July 1, 2012 to December 31, 2012
Expense Table	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period*	Annualized Expense Ratio
E.I.I. Reality Securities Fund
Actual Fund Return	$1,000,000.00	$1,028,300.00	$4,089.94	0.80%
Hypothetical 5% Return	$1,000,000.00	$1,021,172.60	$4,075.57	0.80%
E.I.I. International Property Fund
Actual Fund Return	$1,000,000.00	$1,229,500.00	$5,619.56	1.00%
Hypothetical 5% Return	$1,000,000.00	$1,020,164.38	$5,091.92	1.00%
E.I.I. Global Property Fund
Actual Fund Return	$1,000,000.00	$1,120,800.00	$5,345.58	1.00%
Hypothetical 5% Return	$1,000,000.00	$1,020,164.38	$5,091.92	1.00%

*	Expenses are equal to each Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184 days) or applicable period, then divided by 365 days.

E.I.I. REALTY SECURITIES TRUST

As of December 31, 2012

(unaudited)

E.I.I. Realty Securities Fund

Sectors[1]
Apartments	19.77%
Regional Malls	16.73%
Office Property	15.70%
Healthcare	13.87%
Shopping Centers	7.87%
Hotels & Lodging	5.63%
Industrials	4.42%
Self Storage	3.11%
Timber	2.97%
Diversified	2.24%
Mixed	2.14%
Short-Term Investment	2.14%
Mortgage Banking	1.68%
Retail—Freestanding	1.14%

Subtotal	99.41%
Other Assets In Excess Of Liabilities	0.59%

Total	100.00%

E.I.I. Global Property Fund

Countries[1]
United States	44.72%
Hong Kong	14.27%
Japan	8.73%
Singapore	6.81%
United Kingdom	6.61%
Canada	4.74%
France	4.59%
Australia	2.87%
Thailand	1.80%
Sweden	1.44%
Spain	0.83%
Germany	0.14%
Italy	0.06%

Subtotal	97.61%
Other Assets In Excess Of Liabilities	2.39%

Total	100.00%

E.I.I. International Property Fund

Countries[1]
Hong Kong	25.48%
Japan	18.30%
United Kingdom	13.56%
Singapore	12.31%
France	8.02%
Australia	7.54%
United States	5.91%
Thailand	2.70%
Spain	2.17%
Sweden	1.92%
Germany	1.10%
Italy	0.59%

Subtotal	99.60%
Other Assets In Excess Of Liabilities	0.40%

Total	100.00%

[1]	As a percentage of net assets as of December 31, 2012. Holdings are subject to change.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments

December 31, 2012

(unaudited)

	Shares	Value
COMMON STOCKS – 1.48%

Hotels & Lodging – 1.48%
Starwood Hotels & Resorts Worldwide, Inc.	6,100	$349,896

Total Hotels & Lodging (Cost $333,621)		349,896

Total Common Stocks (Cost $333,621)		349,896

REAL ESTATE INVESTMENT TRUSTS (“REITS”) – 95.79%

Apartments – 19.77%
American Campus Communities, Inc.	16,300	751,919
AvalonBay Communities, Inc.	7,100	962,689
BRE Properties, Inc.	8,800	447,304
Equity Residential	25,200	1,428,084
Essex Property Trust, Inc.	7,400	1,085,210

Total Apartments (Cost $3,791,965)		4,675,206

Diversified – 2.24%
American Assets Trust, Inc.	8,900	248,577
EPR Properties	6,100	281,271

Total Diversified (Cost $446,674)		529,848

Healthcare – 13.87%
Health Care REIT, Inc.	23,400	1,434,186
Healthcare Realty Trust, Inc.	19,900	477,799
Ventas, Inc.	21,150	1,368,828

Total Healthcare (Cost $2,518,341)		3,280,813

Hotels & Lodging – 4.15%
Host Hotels & Resorts, Inc.	55,100	863,417
Strategic Hotels & Resorts, Inc. *	18,400	117,760

Total Hotels & Lodging (Cost $912,898)		981,177

Industrials – 4.42%
EastGroup Properties, Inc.	10,300	554,243
Prologis, Inc.	13,439	490,389

Total Industrials (Cost $863,896)		1,044,632

Mixed – 2.14%
PS Business Parks, Inc.	7,800	506,844

Total Mixed (Cost $489,517)		506,844

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments (continued)

December 31, 2012

(unaudited)

	Shares	Value
REITs (Continued)

Mortgage Banking – 1.68%
Colony Financial, Inc.	20,400	$397,800

Total Mortgage Banking (Cost $362,579)		397,800

Office Property – 15.70%
Alexandria Real Estate Equities, Inc.	13,000	901,160
BioMed Realty Trust, Inc.	20,600	398,198
Boston Properties, Inc.	13,500	1,428,435
Douglas Emmett, Inc.	15,200	354,160
Kilroy Realty Corp.	13,300	630,021

Total Office Property (Cost $3,069,887)		3,711,974

Regional Malls – 16.73%
Macerich Co. (The)	20,200	1,177,660
Simon Property Group, Inc.	13,700	2,165,833
Taubman Centers, Inc.	7,800	614,016

Total Regional Malls (Cost $1,705,145)		3,957,509

Retail—Freestanding – 1.14%
Spirit Realty Capital, Inc.	15,100	268,478

Total Retail—Freestanding (Cost $229,160)		268,478

Self Storage – 3.11%
Public Storage, Inc.	5,065	734,222

Total Self Storage (Cost $188,643)		734,222

Shopping Centers – 7.87%
DDR Corp.	25,913	405,798
Excel Trust, Inc.	18,800	238,196
Federal Realty Investment Trust	5,600	582,512
Ramco-Gershenson Properties Trust	13,800	183,678
Urstadt Biddle Properties, Class A	22,900	450,672

Total Shopping Centers (Cost $1,517,164)		1,860,856

Timber – 2.97%
Plum Creek Timber Co., Inc.	7,900	350,523
Rayonier, Inc.	6,800	352,444

Total Timber (Cost $628,700)		702,967

Total Real Estate Investment Trusts (“REITS”) (Cost $16,724,569)		22,652,326

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments (continued)

December 31, 2012

(unaudited)

	Shares	Value
SHORT TERM INVESTMENT (UNITED STATES) – 2.14%
BlackRock Liquidity Funds Treasury Trust Fund	507,291	$507,291

Total Short Term Investment (United States) (Cost $507,291)		507,291

Total Investments – 99.41% (Cost $17,565,481)		23,509,513
Other Assets In Excess Of Liabilities – 0.59%		139,546

Net Assets – 100.00%		$23,649,059

*	Denotes non-income producing security.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments

December 31, 2012

(unaudited)

	Shares	Value
COMMON STOCKS – 65.00%

Germany – 1.10%
DIC Asset AG	800,718	$7,721,813

Total Germany (Cost $19,561,479)		7,721,813

Hong Kong – 25.48%
China Overseas Land & Investment, Ltd.	9,924,256	30,062,216
China Resources Land, Ltd.	2,900,000	7,973,967
Guangzhou R&F Properties Co., Ltd., H Shares	8,000,000	13,511,047
Hang Lung Properties, Ltd.	6,381,300	25,585,858
Hysan Development Co., Ltd.	6,044,918	29,233,601
Kerry Properties, Ltd.	5,091,025	26,590,976
Lifestyle International Holdings, Ltd.	9,352,800	23,128,206
Shangri-La Asia, Ltd.	7,183,492	14,474,735
Sun Hung Kai Properties, Ltd.	514,168	7,760,427

Total Hong Kong (Cost $123,183,019)		178,321,033

Japan – 18.30%
AEON Mall Co., Ltd.	797,540	19,479,363
Daiwa House Industry Co., Ltd.	1,200,000	20,648,093
Mitsubishi Estate Co., Ltd.	1,300,000	31,078,201
Mitsui Fudosan Co., Ltd.	1,230,800	30,069,777
Nomura Real Estate Holdings, Inc.	98,000	1,869,564
Sumitomo Realty & Development Co., Ltd.	750,000	24,920,476

Total Japan (Cost $99,608,478)		128,065,474

Singapore – 12.31%
Capitaland, Ltd.	6,669,600	20,460,998
City Developments, Ltd.	2,175,100	23,200,639
Hongkong Land Holdings, Ltd.	3,050,000	21,450,082
Keppel Land, Ltd.	1,750,000	5,849,485
Wing Tai Holdings, Ltd.	9,924,960	15,208,093

Total Singapore (Cost $70,753,583)		86,169,297

Spain – 2.17%
Melia Hotels International, SA	1,973,475	15,165,666

Total Spain (Cost $29,313,242)		15,165,666

Sweden – 1.92%
Castellum AB	945,401	13,440,761

Total Sweden (Cost $9,801,379)		13,440,761

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments (continued)

December 31, 2012

(unaudited)

	Shares	Value
COMMON STOCKS (Continued)

Thailand – 2.70%
Central Pattana Public Co., Ltd.	7,052,000	$18,908,931

Total Thailand (Cost $6,648,533)		18,908,931

United Kingdom – 1.02%
Capital & Counties Properties plc	1,800,000	7,093,914

Total United Kingdom (Cost $7,016,000)		7,093,914

Total Common Stocks (Cost $365,885,713)		454,886,889

REAL ESTATE INVESTMENT TRUSTS (“REITS”) – 28.69%

Australia – 7.54%
CFS Retail Property Trust	4,975,130	9,968,705
GPT Group	3,980,280	15,380,479
Mirvac Group	4,600,000	7,168,362
Stockland	5,499,940	20,277,212

Total Australia (Cost $45,313,001)		52,794,758

France – 8.02%
ICADE	183,227	16,437,324
Klepierre	279,981	11,284,951
Unibail-Rodamco SE	116,117	28,426,344

Total France (Cost $46,677,819)		56,148,619

Italy – 0.59%
Immobiliare Grande Distribuzione	3,799,877	4,119,662

Total Italy (Cost $10,630,293)		4,119,662

United Kingdom – 12.54%
Derwent London plc	565,160	19,430,850
Great Portland Estates plc	2,238,761	17,886,143
Hammerson plc	2,330,000	18,773,222
Land Securities Group plc	1,817,600	24,573,724
Shaftesbury plc	759,432	7,070,817

Total United Kingdom (Cost $63,562,095)		87,734,756

Total Real Estate Investment Trusts (“REITS”) (Cost $166,183,208)		200,797,795

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments (continued)

December 31, 2012

(unaudited)

	Shares	Value
SHORT TERM INVESTMENT (UNITED STATES) – 5.91%
BlackRock Liquidity Funds Treasury Trust Fund	41,381,918	$41,381,918

Total Short Term Investment (United States) (Cost $41,381,918)		41,381,918

Total Investments – 99.60% (Cost $ 573,450,839)		697,066,602
Other Assets In Excess Of Liabilities – 0.40%		2,797,222

Total Net Assets – 100.00%		$699,863,824

Sector Diversification	% of Net Assets	Value
Real Estate	79.88%	$559,067,345
Consumer Cyclicals	13.81%	96,617,339
Short-Term Investment	5.91%	41,381,918

Total Investments	99.60%	697,066,602
Other Assets In Excess Of Liabilities	0.40%	2,797,222

Net Assets	100.00%	$699,863,824

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments

December 31, 2012

(unaudited)

	Shares	Value
COMMON STOCKS – 36.27%

Canada – 0.95%
Brookfield Office Properties, Inc.	443,800	$7,549,038

Total Canada (Cost $7,325,315)		7,549,038

Germany – 0.14%
DIC Asset AG	113,066	1,090,365

Total Germany (Cost $2,421,252)		1,090,365

Hong Kong – 14.27%
China Overseas Land & Investment, Ltd.	5,065,168	15,343,233
China Resources Land, Ltd.	3,122,000	8,584,388
Guangzhou R&F Properties Co., Ltd., H Shares	3,400,000	5,742,195
Hang Lung Properties, Ltd.	3,974,900	15,937,384
Hysan Development Co., Ltd.	3,939,736	19,052,809
Kerry Properties, Ltd.	3,334,123	17,414,486
Lifestyle International Holdings, Ltd.	6,491,400	16,052,352
Shangri-La Asia, Ltd.	5,287,950	10,655,218
Sun Hung Kai Properties, Ltd.	290,512	4,384,748

Total Hong Kong (Cost $90,483,669)		113,166,813

Japan – 8.73%
AEON Mall Co., Ltd.	562,600	13,741,116
Daiwa House Industry Co., Ltd.	880,000	15,141,935
Mitsubishi Estate Co., Ltd.	708,500	16,937,620
Mitsui Fudosan Co., Ltd.	780,000	19,056,245
Sumitomo Realty & Development Co., Ltd.	130,000	4,319,549

Total Japan (Cost $54,084,055)		69,196,465

Singapore – 6.81%
Capitaland, Ltd.	4,381,050	13,440,185
City Developments, Ltd.	1,578,300	16,834,890
Hongkong Land Holdings, Ltd.	2,500,000	17,582,035
Keppel Land, Ltd.	1,150,000	3,843,947
Wing Tai Holdings, Ltd.	1,520,498	2,329,871

Total Singapore (Cost $40,723,365)		54,030,928

Spain – 0.83%
Melia Hotels International, SA	860,000	6,608,887

Total Spain (Cost $8,423,851)		6,608,887

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

December 31, 2012

(unaudited)

	Shares	Value
COMMON STOCKS (Continued)

Sweden – 1.44%
Castellum AB	801,000	$11,387,813

Total Sweden (Cost $9,791,324)		11,387,813

Thailand – 1.80%
Central Pattana Public Co., Ltd.	5,327,500	14,284,931

Total Thailand (Cost $5,756,671)		14,284,931

United States – 1.30%
Starwood Hotels & Resorts Worldwide, Inc.	179,400	10,290,384

Total United States (Cost $9,942,541)		10,290,384

Total Common Stocks (Cost $228,952,043)		287,605,624

REAL ESTATE INVESTMENT TRUSTS (“REITS”) – 57.57%

Australia – 2.87%
CFS Retail Property Trust	1,850,000	3,706,859
GPT Group	2,000,000	7,728,340
Stockland	3,076,960	11,344,155

Total Australia (Cost $19,617,852)		22,779,354

Canada – 3.79%
Boardwalk Real Estate Investment Trust	117,300	7,609,700
RioCan Real Estate Investment Trust	810,281	22,450,330

Total Canada (Cost $26,808,862)		30,060,030

France – 4.59%
ICADE	158,350	14,205,604
Klepierre	158,446	6,386,345
Unibail-Rodamco	64,650	15,826,822

Total France (Cost $30,518,236)		36,418,771

Italy – 0.06%
Immobiliare Grande Distribuzione	453,564	491,734

Total Italy (Cost $1,085,022)		491,734

United Kingdom – 6.61%
Derwent London plc	400,000	13,752,460
Great Portland Estates plc	1,513,909	12,095,080
Hammerson plc	1,360,000	10,957,761
Land Securities Group plc	790,000	10,680,701

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

December 31, 2012

(unaudited)

	Shares	Value
REITs (Continued)

United Kingdom (Continued)
Shaftesbury plc	523,800	$4,876,926

Total United Kingdom (Cost $37,895,099)		52,362,928

United States – 39.65%
Alexandria Real Estate Equities, Inc.	197,700	13,704,564
American Campus Communities, Inc.	323,500	14,923,055
Boston Properties, Inc.	226,600	23,976,546
DDR Corp.	461,268	7,223,457
Douglas Emmett, Inc.	389,200	9,068,360
Equity Residential	477,300	27,048,591
Essex Property Trust, Inc.	157,500	23,097,375
Federal Realty Investment Trust	114,100	11,868,682
Health Care REIT, Inc.	407,300	24,963,417
Host Hotels & Resorts, Inc.	952,329	14,922,995
Kilroy Realty Corp.	244,900	11,600,913
Plum Creek Timber Co., Inc.	165,700	7,352,109
Prologis Inc.	536,307	19,569,842
Public Storage, Inc.	140,900	20,424,864
Simon Property Group, Inc.	298,457	47,183,067
Taubman Centers, Inc.	152,495	12,004,406
UDR, Inc.	285,300	6,784,434
Ventas, Inc.	288,200	18,652,304

Total United States (Cost $256,463,104)		314,368,981

Total Real Estate Investment Trusts (“REITS”) (Cost $372,388,175)		456,481,798

SHORT TERM INVESTMENT (UNITED STATES) – 3.77%
BlackRock Liquidity Funds Treasury Trust Fund	29,862,610	29,862,610

Total Short Term Investment (United States) (Cost $29,862,610)		29,862,610

Total Investments – 97.61% (Cost $631,202,828)		773,950,032
Other Assets In Excess Of Liabilities – 2.39%		18,969,199

Total Net Assets – 100.00%		$792,919,231

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

December 31, 2012

(unaudited)

Sector Diversification	% of Net Assets	Value
Real Estate	83.36%	$660,954,718
Consumer Cyclicals	10.48%	83,132,704
Short-Term Investment	3.77%	29,862,610

Total Investments	97.61%	773,950,032
Other Assets In Excess Of Liabilities	2.39%	18,969,199

Net Assets	100.00%	$792,919,231

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Assets and Liabilities

December 31, 2012

(unaudited)

	E.I.I. Realty Securities Fund	E.I.I. International Property Fund	E.I.I. Global Property Fund
ASSETS:
Investments in securities at fair value (Cost $17,565,481, $573,450,839 and $631,202,828)	$23,509,513	$697,066,602	$773,950,032
Cash	12,922	284,660	15,806,373
Dividends receivable	99,970	1,520,208	1,937,446
Receivable for investment securities sold	147,950	—	—
Receivable for fund shares sold	—	4,907,281	4,075,688
Tax reclaim receivables	—	295,965	47,605
Prepaid Expenses	—	21,495	29,098

Total Assets	23,770,355	704,096,211	795,846,242

LIABILITIES:
Payable for investment securities purchased	85,952	—	—
Payable for fund shares redeemed	—	1,544,097	813,770
Investment advisor fees payable	4,842	424,751	490,229
Administration fees payable	2,980	85,592	96,296
Transfer agent fees payable	564	22,561	8,824
Audit and tax fees payable	18,131	28,156	20,751
Legal fees payable	288	4,557	3,195
Custodian fees payable	1,801	29,574	12,599
Trustee fees payable	654	16,455	14,657
Accrued expenses and other payables	6,084	2,076,644	1,466,690

Total Liabilities	121,296	4,232,387	2,927,011

NET ASSETS	$23,649,059	$699,863,824	$792,919,231

NET ASSETS consist of:
Par value	46,534	362,644	466,975
Additional paid-in capital	18,859,812	888,821,620	714,146,767
Accumulated overdistributed net investment income	(1,981)	(23,352,062)	(18,326,228)
Accumulated net realized loss on investment transactions and foreign currency transactions	(1,199,338)	(289,573,472)	(46,114,713)
Net unrealized depreciation on foreign currency	—	(10,669)	(774)
Net unrealized appreciation on investment securities	5,944,032	123,615,763	142,747,204

NET ASSETS	$23,649,059	$699,863,824	$792,919,231

CAPITAL STOCK, (unlimited authorized shares at $0.01 par value)
Institutional Class Shares Outstanding	4,653,392	36,264,380	46,697,489

NET ASSET VALUE, offering and redemption price per share**
Institutional Class Share	$5.08	$19.30	$16.98

**	E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund (the “Fund”, collectively the “Funds”) have imposed a redemption fee of 1.5% of the total redemption amount on all Fund shares redeemed or exchanged within 90 days of buying them, either by purchase or exchange. This fee is assessed and retained by each Fund for the benefit of their remaining shareholders.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Operations

For the Six Months Ended December 31, 2012

(unaudited)

	E.I.I. Realty Securities Fund	E.I.I. International Property Fund	E.I.I. Global Property Fund
INVESTMENT INCOME:
Dividends (less foreign taxes withheld $0, $281,380 and $202,093)	$258,008	$5,368,806	$5,796,156

Total Investment Income	258,008	5,368,806	5,796,156

EXPENSES:
Investment advisory fees (see note C)	91,316	2,288,526	2,566,075
Administration fees	18,263	457,705	513,215
Trustees fees and expenses	1,099	25,774	26,881
Transfer agent fees	4,305	89,074	78,054
Legal fees	1,600	38,162	39,572
Audit and tax fees	15,447	26,243	18,131
Custodian fees	6,796	89,244	68,593
Registration and filing fees	6,351	17,399	24,358
Miscellaneous expenses	9,659	60,260	41,620

Total Expenses	154,836	3,092,387	3,376,499
Less: expenses waived / reimbursed by Advisor (see note C)	(57,433)	(41,019)	—
Plus: expenses recouped by Advisor (see note C)	—	—	44,934

Net Expenses	97,403	3,051,368	3,421,433

Net Investment Income	160,605	2,317,438	2,374,723

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investment transactions	914,048	549,057	5,895,584
Net realized loss on foreign currency transactions	—	(37,053)	(54,787)
Net change in unrealized appreciation (depreciation) on investment securities*	(335,880)	124,215,443	70,679,108
Net change in unrealized depreciation on foreign currency transactions	—	(4,071)	(5,401)

Net realized and unrealized gain on investment securities and foreign currency transactions	578,168	124,723,376	76,514,504

NET INCREASE IN NET ASSETS FROM OPERATIONS	$738,773	$127,040,814	$78,889,227

*	Change in unrealized appreciation (depreciation) on investment securities for the E.I.I. International Property and E.I.I. Global Property Funds are net of increase in deferred foreign capital gains tax of ($2,026,767) and ($1,459,805), respectively, on certain appreciation of certain foreign securities.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. Realty Securities Fund
	Six Months Ended December 31, 2012 (unaudited)	Year Ended June 30, 2012
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$160,605	$267,188
Net realized gain on investment transactions	914,048	2,897,476
Net change in unrealized depreciation on investment securities	(335,880)	(318,006)

Net increase in net assets resulting from operations	738,773	2,846,658

Distributions From:
Net investment income	(240,212)	(209,778)

Total Distributions	(240,212)	(209,778)

Capital Share Transactions — Institutional Class:
Shares issued	79,828	4,606,354
Shares reinvested	191,486	164,260
Shares redeemed	(1,893,291)	(1,357,257)
Redemption fees	—	195

Net Increase (decrease) from capital share transactions	(1,621,977)	3,413,552

Total Increase (decrease) in net assets	(1,123,416)	6,050,432

NET ASSETS
Beginning of Period	24,772,475	18,722,043

End of Period	$23,649,059	$24,772,475

Shares Issued and Redeemed — Institutional Class:
Shares issued	16,098	1,028,327
Shares reinvested	38,232	37,125
Shares redeemed	(370,304)	(318,467)

	(315,974)	746,985

Undistributed (Overdistributed) Net Investment Income	$(1,981)	$77,626

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. International Property Fund
	Six Months Ended December 31, 2012 (unaudited)	Year Ended June 30, 2012
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,317,438	$8,875,722
Net realized gain (loss) on investments transactions	549,057	(32,879,619)
Net realized gain (loss) on foreign currency transactions	(37,053)	16,770
Net change in unrealized appreciation (depreciation) on investment securities	124,215,443	(46,940,807)
Net change in unrealized depreciation on foreign currency transactions	(4,071)	(26,261)

Net increase (decrease) in net assets from operations	127,040,814	(70,954,195)

Distributions From:
Net investment income	(12,530,715)	(29,197,634)

Total Distributions	(12,530,715)	(29,197,634)

Capital Share Transactions — Institutional Class:
Shares issued	107,759,777	159,235,201
Shares reinvested	7,945,353	17,506,687
Shares redeemed	(66,397,334)	(180,108,833)
Redemption fees	13,275	71,750

Net Increase (decrease) from capital share transactions	49,321,071	(3,295,195)

Total Increase (decrease) in net assets	163,831,170	(103,447,024)

NET ASSETS
Beginning of Period	536,032,654	639,479,678

End of Period	$699,863,824	$536,032,654

Shares Issued and Redeemed — Institutional Class:
Shares issued	6,139,653	10,087,763
Shares reinvested	418,397	1,312,345
Shares redeemed	(3,822,195)	(11,763,146)

	2,735,855	(363,038)

Overdistributed Net Investment	$(23,352,062)	$(13,138,785)

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. Global Property Fund
	Six Months Ended December 31, 2012 (unaudited)	Year Ended June 30, 2012
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,374,723	$6,028,415
Net realized gain on investment transactions	5,895,584	3,199,712
Net realized loss on foreign currency transactions	(54,787)	(76,227)
Net change in unrealized appreciation on investment securities	70,679,108	10,626,106
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(5,401)	552

Net increase in net assets resulting from operations	78,889,227	19,778,558

Distributions From:
Net investment income	(16,766,150)	(11,697,724)

Total Distributions	(16,766,150)	(11,697,724)

Capital Share Transactions — Institutional Class:
Shares issued	172,599,672	288,988,786
Shares reinvested	16,019,198	11,216,275
Shares redeemed	(42,992,309)	(70,249,100)
Redemption fees	557	10,354

Net increase from capital share transactions	145,627,118	229,966,315

Total increase in net assets	207,750,195	238,047,149

NET ASSETS
Beginning of Period	585,169,036	347,121,887

End of Period	$792,919,231	$585,169,036

Shares Issued and Redeemed — Institutional Class:
Shares issued	10,596,257	19,847,709
Shares reinvested	956,370	842,063
Shares redeemed	(2,620,144)	(4,797,807)

	8,932,483	15,891,965

Overdistributed Net Investment	$(18,326,228)	$(3,934,801)

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Financial Highlights

For an Institutional Class Share Outstanding Throughout Each Period.

	Six Months Ended December 31, 2012 (unaudited)		Year Ended June 30, 2012		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net Asset Value, Beginning of Period	$4.99		$4.43		$3.34	$2.26	$4.04	$6.24

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.03		0.06		0.04 (1)	0.08	0.08	0.10
Net Gain (Loss) on Securities (Realized and Unrealized)	0.11		0.55		1.12	1.07	(1.76)	(0.70)

Total from Investment Operations	0.14		0.61		1.16	1.15	(1.68)	(0.60)

LESS DISTRIBUTIONS:
Net Investment Income	(0.05)		(0.05)		(0.07)	(0.07)	(0.09)	(0.09)
Net Realized Gains on Securities	—		—		—	—	(0.01)	(1.51)

Total Distributions	(0.05)		(0.05)		(0.07)	(0.07)	(0.10)	(1.60)

REDEMPTION FEES	—		—	(2)	— (2)	—	—	—

Net Asset Value, End of Period	$5.08		$4.99		$4.43	$3.34	$2.26	$4.04

Total Return(3)	2.83	%(4)	13.88%		34.96%	51.56%	(42.14)%	(10.82)%
Net Assets, End of Period (thousands)	$23,649		$24,772		$18,722	$13,582	$13,459	$26,889
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	0.80	%(5)	0.80%		0.80%	0.80%	0.80%	0.84%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.27	%(5)	1.30%		1.44%	1.78%	1.61%	1.27%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.32	%(5)	1.32%		1.09%	2.52%	2.82%	1.84%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	0.85	%(5)	0.82%		0.45%	1.54%	2.01%	1.41%
Portfolio Turnover Rate	50	%(4)	81	%(6)	99%	110%	71%	132%

(1)	Per share numbers have been calculated using the average share method.
(2)	Amounts represent less than $0.005 per share.
(3)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(4)	Total return and portfolio turnover rate are not annualized for periods less than one year.
(5)	Annualized.
(6)	Portfolio turnover rate excludes securities delivered from processing a subscription-in-kind.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Financial Highlights

For an Institutional Class Share Outstanding Throughout Each Period.

	Six Months Ended December 31, 2012 (unaudited)		Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net Asset Value, Beginning of Period	$15.99		$18.87	$14.20	$13.36	$16.79	$24.41

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.07	(1)	0.28 (1)	0.36	0.23 (1)	0.26	0.29
Net Gain (Loss) on Securities (Realized and Unrealized)	3.59		(2.19)	4.68	0.86	(3.36)	(7.35)

Total from Investment Operations	3.66		(1.91)	5.04	1.09	(3.10)	(7.06)

LESS DISTRIBUTIONS:
Net Investment Income	(0.35)		(0.97)	(0.37)	(0.25)	(0.30)	(0.21)
Net Realized Gains on Securities	—		—	—	—	(0.03)	(0.35)

Total Distributions	(0.35)		(0.97)	(0.37)	(0.25)	(0.33)	(0.56)

REDEMPTION FEES(2)	—		—	—	—	—	—

Net Asset Value, End of Period	$19.30		$15.99	$18.87	$14.20	$13.36	$16.79

Total Return(3)	22.95	%(4)	(9.08)%	35.63%	7.96%	(17.99)%	(29.39)%
Net Assets, End of Period (thousands)	$699,864		$536,033	$639,480	$447,139	$460,171	$704,872
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.00	%(5)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.01	%(5)	1.04%	1.03%	1.05%	1.05%	1.01%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses)	0.76	%(5)	1.73%	2.11%	1.49%	1.78%	1.56%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	0.75	%(5)	1.69%	2.08%	1.44%	1.73%	1.55%
Portfolio Turnover Rate	3	%(4)	13%	10%	8%	21%	11%

(1)	Per share numbers have been calculated using the average share method.
(2)	Amounts represent less than $0.005 per share.
(3)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(4)	Total return and portfolio turnover rate are not annualized for periods less than one year.
(5)	Annualized.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Financial Highlights

For an Institutional Class Share Outstanding Throughout Each Period.

	Six Months Ended December 31, 2012 (unaudited)		Year Ended June 30, 2012		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net Asset Value, Beginning of Period	$15.50		$15.87		$12.12	$10.05	$14.01	$19.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.06	(1)	0.21	(1)	0.22	0.19	0.22	0.18
Net Gain (Loss) on Securities (Realized and Unrealized)	1.80		(0.13	)(2)	3.79	2.07	(4.00)	(5.22)

Total from Investment Operations	1.86		0.08		4.01	2.26	(3.78)	(5.04)

LESS DISTRIBUTIONS:
Net Investment Income	(0.38)		(0.45)		(0.26)	(0.19)	(0.18)	(0.16)
Net Realized Gains on Securities	—		—		—	—	—	(0.01)

Total Distributions	(0.38)		(0.45)		(0.26)	(0.19)	(0.18)	(0.17)

REDEMPTION FEES(3)	—		—		—	—	—	—

Net Asset Value, End of Period	$16.98		$15.50		$15.87	$12.12	$10.05	$14.01

Total Return(4)	12.08	%(5)	0.89%		33.26%	22.36%	(26.75)%	(26.34)%
Net Assets, End of Period (thousands)	$792,919		$585,169		$347,122	$203,268	$107,975	$144,968
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses and/or recoupment)	1.00	%(6)	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses and/or recoupment)	0.99	%(6)	1.02%		1.03%	1.06%	1.12%	1.05%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses and/or recoupment)	0.69	%(6)(7)	1.46%		1.65%	1.87%	2.35%	1.60%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses and/or recoupment)	0.71	%(6)	1.45%		1.63%	1.81%	2.23%	1.55%
Portfolio Turnover Rate	9	%(5)	14%		18%	19%	39%	18%

(1)	Per share numbers have been calculated using the average share method.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses presented on the Statements of Operations due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)	Amounts represent less than $0.005 per share.
(4)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(5)	Total return and portfolio turnover rate are not annualized for periods less than one year.
(6)	Annualized.
(7)	During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements

December 31, 2012

(unaudited)

A. Organization:

E.I.I. Realty Securities Trust (the “Trust”) was organized on December 22, 1997 as a Delaware statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended, as an open-ended management investment company with the following series: E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund. E.I.I. Realty Securities Fund commenced operations on June 11, 1998. E.I.I. International Property Fund commenced operations on July 1, 2004. E.I.I. Global Property Fund commenced operations on February 1, 2007. Each series, in effect, represents a separate fund, and is referred to herein as a “Fund” or collectively as the “Funds”. Effective October 29, 2012 the E.I.I. International Property Fund and the E.I.I. Global Property Fund are classified as diversified mutual funds. The E.I.I. Realty Securities Fund remains classified as a non-diversified mutual fund.

E.I.I. Realty Securities Fund’s investment objective is to provide the diversification and total return potential of investments in real estate by investing primarily in companies whose business is to own, operate, develop and manage real estate. The Fund also seeks to achieve a total return that includes a significant component of current income, which may provide portfolio stability during periods of market fluctuation.

E.I.I. International Property Fund’s investment objective is to provide current income and long-term capital gains by investing primarily in international property companies whose business is to own, operate, develop and manage international real estate.

E.I.I. Global Property Fund’s investment objective is total return by primarily investing in U.S. and non-U.S. companies whose business is to own, operate, develop and manage real estate.

Fund Shares

The Funds may offer three classes of shares: Institutional, Adviser and Investor. As of December 31, 2012, the Adviser and Investor classes have not commenced operations. Shares of all classes represent equal pro-rata interests in the Funds, except that each class will bear different expenses that will reflect the difference in the range of services to be provided to them.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Such policies are consistently followed by the Funds in preparation of their financial statements.

Use of Estimates: The preparation of financial statements in accordance with GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Funds from the issuers of the Funds’ portfolio securities. The Funds estimate components of distributions from REITs. These distributions may be classified as either dividend income, capital gains or as non-taxable return of capital distributions. The final classifications of these distributions cannot be determined until reported to the Funds by the issuers of the Funds’ portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Funds will not affect the net assets of the Funds. The reclassification of distributions received by the Funds may require the Funds to reclassify a portion of their distributions to Fund shareholders.

Return of capital distributions are recorded as a reduction of cost of the related securities. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Security Valuation: Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2012

(unaudited)

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in other investment companies are valued at net asset value.

If market quotations are not readily available, or the price is not considered representative of market value, securities are valued at their fair value as determined in good faith by the Trust’s Price Valuation Committee under procedures adopted by the Trust’s Board of Trustees (The “Board”).

Most foreign markets close before the close of trading on the New York Stock Exchange (“NYSE”). If a Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the Fund’s share price, the Fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the Trust’s Price Valuation Committee, established by the Trust’s Board of Directors.

The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Funds are open. In deciding whether to make fair value adjustments, the Funds review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Funds could obtain if it were to sell the security at the time of the close of the NYSE and the difference could be significant.

The Board has delegated the fair valuation of each Fund’s portfolio securities to the Adviser. BNY Mellon Investment Servicing (US) Inc., which acts as the Funds’ Sub-Administrator, is also responsible (in conjunction with oversight by the Adviser) for fair valuation of each Fund’s portfolio securities. To assist with their responsibilities, the Adviser and/or Sub-Administrator may utilize an outside pricing service approved by the Board.

Fair Value Measurements: The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Fair value is defined as the value that the portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in valuing the asset or liability. Observable inputs reflect the assumptions market participants would use in valuing the asset or liability based on market data obtained from sources independent of the portfolio. Unobservable inputs reflect the Fund Management’s own assumptions about the assumptions that market participants would use in valuing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level in the fair value hierarchy based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2012

(unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuation of the Funds’ investments by the above fair value hierarchy levels as of December 31, 2012:

E.I.I. REALTY SECURITIES FUND	Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$23,509,513	$23,509,513	$—	$—

Total	$23,509,513	$23,509,513	$—	$—

*	See Schedule of Investments for geographic and industry sector breakouts.

E.I.I. INTERNATIONAL PROPERTY FUND	Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Unobservable Input
Common Stocks:
Germany	$7,721,813	$7,721,813	$—	$—
Japan	128,065,474	19,479,363	108,586,111	—
All other countries	319,099,602	—	319,099,602	—
Real Estate Investment Trusts	200,797,795	—	200,797,795	—
Short Term Investment	41,381,918	41,381,918	—	—

Total	$697,066,602	$68,583,094	$628,483,508	$—

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2012

(unaudited)

E.I.I. GLOBAL PROPERTY FUND	Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Unobservable Input
Common Stocks:
Canada	$7,549,038	$7,549,038	$—	$—
Germany	1,090,365	1,090,365	—	—
Hong Kong	113,166,813	—	113,166,813	—
Japan	69,196,465	13,741,116	55,455,349	—
Singapore	54,030,928	—	54,030,928	—
Spain	6,608,887	—	6,608,887	—
Sweden	11,387,813	—	11,387,813	—
Thailand	14,284,931	—	14,284,931	—
United States	10,290,384	10,290,384	—	—
Real Estate Investment Trusts:
Australia	22,779,354	—	22,779,354	—
Canada	30,060,030	30,060,030	—	—
France	36,418,771	14,205,604	22,213,167	—
Italy	491,734	—	491,734	—
United Kingdom	52,362,928	—	52,362,928	—
United States	314,368,981	314,368,981	—	—
Short Term Investment	29,862,610	29,862,610	—	—

Total	$773,950,032	$421,168,128	$352,781,904	$—

Transfers in and out of levels 1, 2 and 3 of the fair value hierarchy are recognized as of the beginning of the reporting period. Of the level 1 investments presented above, equity investments amounting to $28,183,698 and $12,369,292 for the E.I.I. International Property Fund and E.I.I. Global Property Fund, respectively, were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Foreign Currency Translation: Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of valuation. Purchases and sales of securities, interest income and dividends received are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in securities.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate.

Foreign Income Taxes: The Funds may be subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the Funds upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2012

(unaudited)

and unrealized capital gains, is imposed by certain other countries. Some foreign countries may apply taxes retroactively. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the Funds as a reduction of income. Deferred tax expense attributable to net unrealized capital gains is reflected as a component of change in appreciation (depreciation) on investment securities and is reported on the Statements of Operations under net change in unrealized appreciation on investment securities.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statements and federal income tax purposes.

Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated pro-rata among the respective Funds based on relative average net assets of each Fund.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all securities. Corporate actions and dividend income are recorded on ex-date or as soon as the Funds are informed of the dividend. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Dividends and Distributions: Dividends from net investment income, if any, are declared and paid quarterly for the E.I.I. Realty Securities Fund and annually for the E.I.I. International Property Fund and E.I.I. Global Property Fund. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes: The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. It is each Fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expenses, respectively. As of December 30, 2012, management has evaluated the tax positions of each Fund, and has determined that there is no impact on the Fund’s financial statements.

Real Estate Securities Risk: The Funds investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2012

(unaudited)

rental property and the management skill and creditworthiness of REIT issuers. REITs are defined as companies that are permitted by local regulations to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends. The failure of a company to qualify as a REIT could have adverse consequences for the Funds, including significantly reducing return to the Funds on their investment in such securities.

Foreign Issuer Risk: For Funds that invest in foreign issuers, the foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. Investing in these foreign issuers involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments, which could adversely affect the value of such securities. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property and difficulties in enforcing contracts.

Currency Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

Indemnifications: In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these indeminfication provisions and expects risk or loss thereunder to be remote. Therefore, the Funds have not accrued any liability in connection with these indemnification provisions.

C. Investment Advisory and Administrative Services:

Investment Advisory Fee

The Funds have entered into an Investment Advisory Agreement with E.I.I. Realty Securities, Inc. (the “Adviser” or “E.I.I.”) for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Funds’ average daily net assets.

Administration Fee

E.I.I. will also provide administrative services to the Funds. Under the Administrative Services Agreement, E.I.I. receives a fee payable monthly at an annual rate of 0.15% of the Funds’ average daily net assets. E.I.I. has entered into the Sub-Administration Agreement with BNY Mellon Investment Servicing (US Inc.) (“BNY Mellon”), under which E.I.I. pays BNY Mellon to provide certain administrative services to the Trust.

Pursuant to the Sub-Administration Agreement, BNY Mellon provides the day-to-day administration of the matters related to the corporate existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust’s arrangements with its custodian and assistance in the preparation of the Trust’s registration statements under federal and state laws.

Transfer Agent Fee

BNY Mellon also serves as transfer agent for the Funds and receives a fee for related services pursuant to a Transfer Agency Agreement with the Trust.

Custody Fee

The Bank of New York Mellon serves as the custodian for the Funds and receives a fee for related services pursuant to a Custodian Agreement with the Trust.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2012

(unaudited)

Trustees Fee

The Funds pay each Independent Trustee an annual fee of $24,000, which includes compensation for all regular quarterly board meetings. The Chairman of the Board receives an additional $8,000 on an annual basis. The Trustees receive additional fees of $1,000 for special meetings and $500 for phone meetings held during the year. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. These fees and expenses are allocated between the Funds based on average net assets. The aggregate renumeration paid to the Trustees by the Funds during the six months ended December 31, 2012 was $48,000.

Distributor

Foreside Funds Distributors LLC, formerly known as BNY Mellon Distributors LLC., serves as the distributor of the Funds’ shares. Any distribution fees incurred by the Funds is paid by the Adviser.

Expense Limits and Fee Waiver

E.I.I. has agreed to voluntarily waive a portion of its Investment Advisory Fee and/or assume the expenses of the Funds to the extent necessary to keep the annual expenses of E.I.I. Realty Securities Fund to not more than 0.80% of the average net assets and E.I.I. International Property Fund and E.I.I. Global Property Fund to not more than 1.00% of the average daily net assets of the Institutional Share Class of each Fund. To the extent that the Adviser waives Investment Advisory Fees and/or absorbs expenses of the Funds, it may seek payment of a portion or all of such waived fees and/or assumed expenses at any time within three fiscal years after the fiscal year in which the Investment Advisory Fees were waived and/or expenses were assumed, subject to the 0.80% and 1.00% expense limitation stated above. The total amount of fees waived and/or assumed by the Adviser during the last three fiscal years ended June 30, and is therefore currently eligible for recoupment provided that the total recoupment does not exceed the funds’ respective expense limitation, is as follows:

	E.I.I. Realty Securities Fund	E.I.I. International Property Fund	E.I.I. Global Property Fund
Six months ended December 31,2012	$57,433	$41,019	$—
Fiscal Year ended 2012	101,853	220,105	73,763
Fiscal Year ended 2011	107,460	184,715	77,943
Fiscal Year ended 2010	143,446	273,548	58,237

Total	$410,192	$719,387	$209,943

EII Global Property Fund has recouped $44,934 from fiscal year 2010.

D. Investment Transactions:

For the Six Months Ended December 31, 2012, the Funds made the following purchases and sales of investment securities, other than U.S. Government Securities and Short-Term Securities:

	E.I.I. Realty Securities Fund	E.I.I. International Property Fund	E.I.I. Global Property Fund
Purchases	$11,647,105	$58,306,244	$161,894,401
Sales	13,030,252	19,284,386	56,523,789

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2012

(unaudited)

E. Components of Distributable Earnings:

As of June 30, 2012, the components of accumulated earnings on a tax basis were as follows:

	E.I.I. Realty Securities Fund	E.I.I. International Property Fund	E.I.I. Global Property Fund
Undistributed ordinary income	$77,626	$—	$3,669,592
Unrealized appreciation (depreciation)*	6,022,043	(19,085,356)	61,711,173

Total accumulated earnings	$6,099,669	$(19,085,356)	$65,380,765

*	The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, tax treatment of passive foreign investment companies (“PFIC”) and mark to market on foreign currency.

Accumulated capital losses represent net capital loss carryforwards as of June 30, 2012 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Funds’ first fiscal year end subject to the Modernization Act is June 30, 2012.

As of June 30, 2012, the Funds had pre-enactment net capital loss carryforwards available to offset possible future gains as follows:

Fund	Capital Loss Carryforwards	2017	2018	2019
E.I.I. Realty Securities Fund	$(1,855,517)	$—	$(1,855,517)	$—
E.I.I. International Property Fund	(250,518,469)	(70,118,336)	(163,285,974)	(17,114,159)
E.I.I. Global Property Fund	(49,156,382)	(8,311,714)	(40,844,668)	—

The following table shows amounts of post-enactment capital loss carryforwards, if any, by each of the applicable Funds, which have an unlimited period of capital loss carryforward, as of June 30, 2012:

Fund	Short-Term	Long-Term
E.I.I. Realty Securities Fund	$—	$—
E.I.I. International Property Fund	(1,061,875)	(5,867,768)
E.I.I. Global Property Fund	—	—

F. Post October loss:

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and June 30 and late year ordinary losses ((i) ordinary losses between January 1 and June 30, and (ii) specified ordinary and currency losses between November 1 and June 30) as occurring on the first day of the following tax year. For the year ended June 30, 2012, any amount of losses elected within the tax return will not be recognized

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2012

(unaudited)

for federal income tax purposes until July 1, 2012. For the fiscal year ended June 30, 2012 the Funds deferred to July 1, 2012, the following losses:

Fund	Late-Year Ordinary Loss Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
E.I.I. Realty Securities Fund	$—	$—	$—
E.I.I. International Property Fund	—	(3,913,562)	(22,663,509)
E.I.I. Global Property Fund	—	(35,060)	—

Such losses will be treated as arising on the first day of the fiscal year ended June 30, 2013.

G. Tax Cost of Securities:

The aggregate cost, gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at December 31, 2012 for each Fund were as follows:

Fund	Cost	Appreciation	(Depreciation)	Net
E.I.I. Realty Securities Fund	$17,565,481	$5,981,093	$(37,061)	$5,944,032
E.I.I. International Property Fund	573,450,839	163,164,750	(39,548,987)	123,615,763
E.I.I. Global Property Fund	631,202,828	149,688,356	(6,941,152)	142,747,204

H. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through February 27, 2013 and has determined that there were no subsequent events requiring recognition in the financial statements.

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited)

December 31, 2012

E.I.I. Realty Securities Trust Proxy Voting Guidelines

E. I.I. Realty Securities, Inc., the Funds’ Adviser, is responsible for exercising the voting rights associated with the securities held by each Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-888-323-8912. It is also available on the SEC’s web site at www.sec.gov.

In addition, each Fund’s complete proxy voting record for the 12 months ended December 31, 2012 is available without charge, upon request, by calling toll free 1-888-323-8912. It is also available on the SEC’s website at www.sec.gov.

E.I.I. Realty Securities Trust Quarterly Reporting of Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.govand may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Adviser & Administrator

E.I.I. Realty Securities, Inc.

640 Fifth Avenue

8th Floor

New York, NY 10019

(800) 667-0794

Sub-Administrator

BNY Mellon Investment Servicing (U.S.) Inc.

4400 Computer Drive

Westborough, MA 01581-5120

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Distributor

Foreside Funds Distributors LLC

400 Berwyn Park

899 Lassatt Road

Berwyn, PA 19312

Legal Counsel

Kramer, Levin, Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Officers & Trustees

Richard J. Adler, President,

Chief Executive Officer & Trustee

Kathleen Heineken, Secretary

Michael J. Meagher, Treasurer &

Chief Compliance Officer

Warren K. Greene, Independent

Chairman & Trustee

Joseph Gyourko, Independent Trustee

Juan M. Meyer, Independent Trustee

Christian A. Lange, Trustee

Michael J. Abbott, Independent Trustee

E.I.I. REALTY SECURITIES TRUST

888-323-8912

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	EII Realty Securities Trust

By (Signature and Title)*	/s/ Richard J. Adler
Richard J. Adler, Chief Executive Officer
(principal executive officer)

Date	March 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard J. Adler
Richard J. Adler, Chief Executive Officer
(principal executive officer)

Date	March 7, 2013

By (Signature and Title)*	/s/ Michael J. Meagher
Michael J. Meagher, Vice President and Treasurer
(principal financial officer)

Date	March 5, 2013

* Print the name and title of each signing officer under his or her signature.